UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-21962

Epiphany Funds

(Exact name of registrant as specified in charter)

106 Decker Court, Suite 226, Irving, TX 75062

(Address of principal executive offices)(Zip code)

Mutual Shareholder Services, LLC

8000 Town Centre Drive, Suite 400

Broadview Heights, OH 44147

(Name and address of agent for service)

Registrant's telephone number, including area code:

1-800-320-2185

Date of fiscal year end:

10/31

Date of reporting period: 10/31/2013

Item 1.  Reports to Stockholders.

Epiphany FFV Fund Class A shares: EPVAX Class C shares: EPVCX Class N shares: EPVNX Epiphany FFV Strategic Income Fund Class A shares: EPIAX Class C shares: EPICX Class N shares: EPINX	Epiphany FFV Latin America Fund Class A Shares: ELAAX Class C Shares: ELACX Class N shares: ELANX Epiphany FFV Global Ecologic Fund Class A Shares: EPEAX Class C Shares: EPECX Class N shares: EPENX

ANNUAL REPORT

October 31, 2013

1-800-320-2185

www.epiphanyfunds.com

November 1, 2013

My Fellow Shareholders:

I would like to wish your family a blessed new year.  As I reflect on all that we have accomplished with your support we cannot help but be proud of our work investing with purpose.  This year, the fund family has continued to grow and we have opened a new global eco-friendly fund.  All of Epiphany’s investment options use the FFV Scorecard® striving to meet the USCCB SRI Guidelines and standards of Biblically Responsible Investing (BRI).

Pope Francis has captured the attention of the world.  His wisdom is shaping the world’s discussions about wealth and poverty, fairness and justice, transparency, and globalization.  He has called on politicians and business leaders to be “protectors of creation.”  We share his passion.  We continue to work towards our goal of investing for total return, which we consider investment return plus the value of investing in accordance with our values.  We enjoy the challenge.

The Markets

Over the last twelve months, the large company equity performance has been very positive but the US intermediate bond market has not.  Following the deal to avoid the fiscal cliff, the S&P 500 exceeded its 2007 peaks in late March.  In May, the Fed began discussing conditions for tapering back, referring to the reduction of the Federal Reserve’s bond-buying program.  The S&P 500 is up 27.14% this fiscal year.  Each year is different.  Another showdown over the debt ceiling remains in early 2014.  We remain long-term investors although we seek to be cautious about market peaks and the risk for corrections in certain stocks.  It is difficult to imagine that the S&P 500 will have a repeat performance in 2014.  We still expect a positive year just not a record breaking year.  We will be mindful of this in our investments.

FFV Scorecard®

We have always excluded investments based on our Faith and Family Values Screening.  The screening has led us to companies with less controversy and less distraction.  Over the last year, we have added more information to our screening research.  Our aim is to find proactive companies that are leaders in all areas.

We have found value in scoring the positive and negative factors for companies in the portfolio.  We believe this demonstrates the advantage of our investment process.  We have coined the term “10+1,” meaning that we are considering the same underlying investment factors but adding our FFV Scorecard® screening for a better result.

New Fund: Epiphany FFV Global Ecologic Fund

In February, we opened the Epiphany FFV Global Ecologic Fund.  The fund invests in companies providing organic foods, pollution control, and bio-remediation, rail, bicycles, alternative energy, energy storage as well as others because it believes that they are providing better quality of life, better paying jobs, and as a result have reported competitive financial results.  Frank Morris is the portfolio manager of the fund. He has managed diversified, ecological portfolios since 2005, and he has been in the ecologic investing space since 1997.  The fund invests in competitive firms building a better future.  It seeks to balance growth companies with dividend producing firms and seeks to balance companies domiciled in the US and globally.

Performance Review (Fiscal Year ending October 31, 2013)

The S&P 500 Index returned 27.14% for the one year ended October 31, 2013.  The Epiphany FFV Fund uses the S&P 500 as its benchmark.  Epiphany FFV Fund (EPVNX)’s one-year return was 27.97%.  The fund is meant to be a core equity investment for the long-term concerned with risk and return.  This is a difficult chore in a high growth market.  We are proud of our results.  We keep the fund primarily invested in companies with a market capitalization typically between $20 and 25 billion versus the average size company included in the benchmark, which is typically above $60 billion.  This proved to be an advantage this year since these smaller companies proved to grow more than the benchmark.  We will continue this approach. We think it is a great time to rebalance and replace some names that have either grown beyond their value or companies that have fallen out of favor with the market.  Over 2013, the portfolio has moved to a more growth orientation, and value stocks such as Applied Materials, General Motors, and PNC Bank contributed to the performance of the fund.  We will add more value stocks.  Since 2007, the fund’s portfolio has been reported as the large-cap core style box.  We feel that this is important since the fund is a main piece of most of our investor’s equity allocation.  As always, we have remained mainly sector neutral so there are no sector bet investments.

The S&P Latin America 40 Index is the FFV Latin America Fund’s benchmark and lost -2.55% for the one year ended October 31, 2013.  Epiphany FFV Latin America Fund (ELANX) outperformed its benchmark with a return of -0.18% for the year.  Most of this outperformance is from country selection and company weights versus the benchmark.  The benchmark is market capitalization weighted and dominated by a few a names that are Brazilian companies.  We have a strong presence in Brazil, but prefer Mexico’s economic strength and future.  We also make equal investments in most of our stocks.  This has proven to be a good strategy.  For 2014, the fund has increased its exposure to Chile and Brazil.  We are looking at strengthening our positions in Mexico, in order to continue be overweight in Mexico going forward.  We still believe this strategy will be good as Mexico continues to expand business opportunities in the United States.  The Latin America region had many years of growth.  In 2013, all the region’s markets posted a loss as many of the countries were going through elections and changing governments.  Most of these changes are in place now.  We believe the region is poised for future growth with a growing middle class, high country reserves, and business partnerships with other countries.

The MSCI World Index is the benchmark for the Epiphany FFV Global Ecologic Fund and gained 16.58% for the period from February through October 31, 2013.  The Epiphany FFV Global Ecologic Fund (EPENX) outperformed its benchmark with a return of 18.43% for the period.  This fund is broadly diversified in global markets.  The fund has benefited from several of these companies finding favor in the investment markets this year.  Xylem showed strength on increased profitability, and solar energy providers Jinko and Trina continue to outperform on increased sales after surviving a devastating sector shake out.  Chipotle Mexican Grill is improving supply chain efficiencies.  The fund also had a position in Tesla that posted major outperformance versus the market.  We believe there are more opportunities like Tesla, but we will continue to be diversified.  The fund is also based on a model and rebalances winners and losers to take emotions out of stock selection.

The Barclay’s Capital Intermediate Aggregate Bond Index returned -1.15% for the one year ended October 31, 2013.  This is FFV Strategic Income Fund’s benchmark.  Epiphany FFV Strategic Income (EPINX) outperformed the index with a one year return of 0.93%.  The fund has maintained an asset allocation underweight in Treasuries and overweight in corporate bonds.  With larger than on-the-run coupons, and relatively shorter maturities, we continue to favor a lower overall risk profile while taking advantage of the benefit of rolling down the yield curve to offer protection from rising interest rates.  The fund also invests in preferred and dividend paying stocks for income.  This year the stocks in the portfolio have also appreciated with investors looking for income and investing.  This has added to our performance versus the benchmark.  We believe that this allocation will continue to serve the interest of shareholders in 2014.

Thank you for your business.  We have a lot to be thankful for and look forward to the opportunities in this coming year.

Many blessings to you and your family,

Samuel J. Saladino, III

Portfolio Manager

Epiphany Funds

Cautionary Statement

Our views and opinions regarding the investment prospects of our portfolio holdings and funds are forward looking statements which may or may not be accurate over the long term.  While we have a reasonable basis for our appraisals, and we have confidence in our opinions, actual results may differ materially from those we anticipate.  Information provided in this letter should not be considered a recommendation to purchase or sell any particular security.

Epiphany Funds are offered by prospectus only.  Prospectuses contain more complete information on advisory fees, distribution charges and other expenses and should be read carefully before investing.  The prospectus or summary prospectus can be obtained by visiting www.epiphanyfunds.com or by calling 1-800-320-2185.  The Epiphany Funds are distributed by Rafferty Capital Markets, LLC.

All performance data quoted above is as of 10/31/2013.  Performance as of the last quarter-end, September 30, 2013, for each fund is as follows: EPVNX: 3 month 7.44%, year to date 21.75%, 1 year 21.90%, 3 year 14.94%, 5 year 9.23% and since inception 4.49%; EPINX: 3 month -0.35%, year to date 0.06%, 1 year 0.71%, 3 year 3.24%, since inception 3.82%;  ELANX: 3 month 1.43%, year to date -9.61%, 1 year -3.12%,since inception -6.05%, and EPENX: 3 month 13.17% and year to date and since inception 14.33%.  The performance data quoted here represents past performance.  Current performance may be lower or higher than the data quoted.  Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.  Past performance is no guarantee of future results.  A Fund’s performance, especially for very short periods of time, should not be the sole factor in making your investment decisions.  For performance information current to the most recent month-end, please call toll-free 1-800-320-2185.

All investments are subject to risk, including the possible loss of capital. Investments in companies with ecological and environmental products are subject to political priorities and changing government regulations and subsidies that may impact the value of their securities. Investing in foreign securities involves more risks than investing in U.S. securities. The Epiphany FFV Global Ecologic Fund has a limited history of operations and the sub-adviser has not previously managed a mutual fund. The Fund’s performance may be affected by stock market risk, moral investing risk, foreign company and emerging market risk, concentration risk, environmentally and socially responsible risk, preferred security risk, portfolio selection risk, new technology risk, political risk, large cap company risk, mid-cap and small cap risk, new fund risk, investment style risk, security risk, and derivatives risk.

The S&P 500 Index is an unmanaged composite of 500 large capitalization companies.  This index is widely used by professional investors as a performance benchmark for large-cap stocks.  You cannot invest directly in an index.

The S&P Latin America 40 is one of seven headline indices making up S&P Global 1200 and includes highly liquid securities from major economic sectors of Mexican and South American equity markets. Companies from Brazil, Chile, Mexico and Peru are represented in this index. Representing approximately 70% of each country’s market capitalization, this index provides coverage of the large cap, liquid constituents of each key country in Latin America.

The MSCI World Index is a free float adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.  The MSCI World Index consists of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States.

The Barclays Capital Aggregate Bond Index is a market capitalization-weighted index, meaning the securities in the index are weighted according to the market size of each bond type. Most U.S. traded investment grade bonds are represented. Municipal bonds and Treasury Inflation-Protected Securities are excluded, due to tax treatment issues. The index includes Treasury securities, Government agency bonds, Mortgage-backed bonds, corporate bonds, and a small amount of foreign bonds traded in U.S.

EPIPHANY FFV FUND

PERFORMANCE ILLUSTRATION

OCTOBER 31, 2013 (UNAUDITED)

AVERAGE ANNUAL TOTAL RETURNS

FOR PERIODS ENDED OCTOBER 31, 2013

FUND/INDEX	1-YEAR	3-YEAR	5-YEAR	SINCE INCEPTION	VALUE
Epiphany FFV Fund - Class N	27.97%	14.64%	14.02%	4.95%	$ 13,902
Epiphany FFV Fund - Class A
No Sales Load	27.87%	14.60%	14.03%	8.13%	$ 15,516
With Sales Load	21.50%	12.67%	12.88%	7.15%	$ 14,742
Epiphany FFV Fund - Class C	27.01%	13.78%	13.19%	6.50%	$ 14,334
S&P 500 Stock Index	27.14%	16.53%	15.15%	5.49%	$ 14,399

EPIPHANY FFV FUND
Growth of $10,000
17,000
16,000
15,000
14,000
13,000
12,000
11,000
10,000
9,000
8,000
7,000
6,000
5,000
Jan-07
Apr-07
Jul-07
Oct-07
Jan-08
Apr-08
Jul-08
Oct-08
Jan-09
Apr-09
Jul-09
Oct-09
Jan-10
Apr-10
Jul-10
Oct-10
Jan-11
Apr-11
Jul-11
Oct-11
Jan-12
Apr-12
Jul-12
Oct-12
Jan-13
Apr-13
Jul-13
Oct-13
Class N
Class A
Class C
S&P 500

Fund Inception Dates:

  Class N:      January 8, 2007

  Class A:      March 19, 2008

  Class C:      February 13, 2008

Since inception returns assumes inception date of January 8, 2007.

This chart assumes an initial investment of $10,000 made on the closing of January 8, 2007 for Class N, March 19, 2008 for Class A, and February 13, 2008 for Class C shares. Total return is based on the net change in NAV and assuming reinvestment of all dividends and other distributions.  Performance figures represent past performance which is not predictive of future performance.   Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

The Standard & Poor’s 500 Index (“S&P 500”) is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  The S&P 500 is a widely recognized, unmanaged index of common stock prices.  The figures for the S&P 500 reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.

The performance information shown represents past performance and should not be interpreted as indicative of the Fund's future performance. The performance also reflects reinvestment of all dividend and capital gain distributions.  The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Class C imposes a contingent deferred sales charge ("CDSC") of 1.00% in the event of certain redemption transactions within one year of purchase.

The Fund imposes a 2.00% redemption fee on shares redeemed within 60 days.

EPIPHANY FFV STRATEGIC INCOME FUND

PERFORMANCE ILLUSTRATION

OCTOBER 31, 2013 (UNAUDITED)

AVERAGE ANNUAL TOTAL RETURNS

FOR PERIODS ENDED OCTOBER 31, 2013

FUND/INDEX	1-YEAR	SINCE INCEPTION	VALUE
Epiphany FFV Strategic Income Fund - Class N	0.93%	3.90%	$ 11,506
Epiphany FFV Strategic Income Fund - Class A
No Sales Load	0.89%	3.91%	$ 11,332
With Sales Load	-4.19%	2.27%	$ 10,761
Epiphany FFV Strategic Income Fund - Class C	0.16%	3.03%	$ 11,021
Barclays Capital Intermediate Aggregate Bond Index	-1.15%	2.89%	$ 11,103

EPIPHANY FFV STRATEGIC INCOME FUND
Growth of $10,000
12,000
11,500
11,000
10,500
10,000
9,500
9,000
Mar-10
May-10
Jul-10
Sep-10
Nov-10
Jan-11
Mar-11
May-11
Jul-11
Sep-11
Nov-11
Jan-12
Mar-12
May-12
Jul-12
Sep-12
Nov-12
Jan-13
Mar-13
May-13
Jul-13
Sep-13
Class N
Class A
Class C
Barclays Capital Intermediate Aggregate Bond Index

Fund Inception Dates:

  Class N:      March 1, 2010

  Class A:      July 28, 2010

  Class C:      July 28, 2010

Since inception returns assumes inception date of March 1, 2010 for Class N.  July 28, 2010 for Class A and Class C.

This chart assumes an initial investment of $10,000 made on the closing of March 1, 2010 for Class N, July 28, 2010 for Class A and for Class C shares. Total return is based on the net change in NAV and assuming reinvestment of all dividends and other distributions.  Performance figures represent past performance which is not predictive of future performance.   Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

The Barclays Capital Intermediate Aggregate Bond Index is an unmanaged index.  Index returns assume reinvestment of dividends.  Investors may not invest in the Index directly; unlike the Fund's returns, the Index does not reflect any fees or expenses.

The performance information shown represents past performance and should not be interpreted as indicative of the Fund's future performance. The performance also reflects reinvestment of all dividend and capital gain distributions.  The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Class C imposes a contingent deferred sales charge ("CDSC") of 1.00% in the event of certain redemption transactions within one year of purchase.

The Fund imposes a 2.00% redemption fee on shares redeemed within 60 days.

EPIPHANY FFV LATIN AMERICA FUND

PERFORMANCE ILLUSTRATION

OCTOBER 31, 2013 (UNAUDITED)

AVERAGE ANNUAL TOTAL RETURNS

FOR PERIODS ENDED OCTOBER 31, 2013

FUND/INDEX	1-YEAR	SINCE INCEPTION	VALUE
Epiphany FFV Latin America Fund - Class N	-0.18%	-2.02%	$ 9,670
Epiphany FFV Latin America Fund - Class A
No Sales Load	-0.04%	-1.95%	$ 9,682
With Sales Load	-5.07%	-4.99%	$ 9,195
Epiphany FFV Latin America Fund - Class C	-1.04%	-2.80%	$ 9,545
S&P Latin America 40 Index	-2.55%	-6.81%	$ 8,908

EPIPHANY FFV LATIN AMERICA FUND
Growth of $10,000
13,000
12,500
12,000
11,500
11,000
10,500
10,000
9,500
9,000
8,500
8,000
7,500
7,000
3/31/12
4/30/12
5/31/12
6/30/12
7/31/12
8/31/12
9/30/12
10/31/12
11/30/12
12/31/12
1/31/13
2/28/13
3/31/13
4/30/13
5/31/13
6/30/13
7/31/13
8/31/13
9/30/13
10/31/13
Class N
Class A
Class C
S&P Latin America 40

Fund Inception Dates:

  Class N, Class A, & Class C: March 12, 2012

Since inception returns assumes inception date of March 12, 2012.

This chart assumes an initial investment of $10,000 made on the closing of March 12, 2012 for Class N, Class A and for Class C shares. Total return is based on the net change in NAV and assuming reinvestment of all dividends and other distributions.  Performance figures represent past performance which is not predictive of future performance.   Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

The S&P Latin America 40 Total Return Index is an unmanaged index.  Index returns assume reinvestment of dividends.  Investors may not invest in the Indexes directly; unlike the Fund's returns, the Indexes do not reflect any fees or expenses.

The performance information shown represents past performance and should not be interpreted as indicative of the Fund's future performance. The performance also reflects reinvestment of all dividend and capital gain distributions.  The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Class C imposes a contingent deferred sales charge ("CDSC") of 1.00% in the event of certain redemption transactions within one year of purchase.

The Fund imposes a 2.00% redemption fee on shares redeemed within 60 days.

EPIPHANY FFV GLOBAL ECOLOGIC FUND

PERFORMANCE ILLUSTRATION

OCTOBER 31, 2013 (UNAUDITED)

TOTAL RETURNS

FOR PERIODS ENDED OCTOBER 31, 2013

FUND/INDEX	SINCE INCEPTION *	VALUE
Epiphany FFV Global Ecologic Fund - Class N	18.43%	$ 11,843
Epiphany FFV Global Ecologic Fund - Class A
No Sales Load	18.50%	$ 11,850
With Sales Load	12.54%	$ 11,254
Epiphany FFV Global Ecologic Fund - Class C	17.80%	$ 11,780
MSCI World Index	16.58%	$ 11,658
* Not Annualized

GLOBAL ECOLOGIC FUND
Growth of $10,000
13,000
12,000
11,000
10,000
9,000
2/1/13
3/1/13
4/1/13
5/1/13
6/1/13
7/1/13
8/1/13
9/1/13
10/1/13
Class N
Class A
Class C
MSCI World Index

Since inception returns assumes inception date of February 4, 2013.

This chart assumes an initial investment of $10,000 made on the closing of February 4, 2013 for Class N, Class A and for Class C shares. Total return is based on the net change in NAV and assuming reinvestment of all dividends and other distributions.  Performance figures represent past performance which is not predictive of future performance.   Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States  Index returns assume reinvestment of dividends.  Investors may not invest in the Index directly; unlike the Fund's returns, the Index does not reflect any fees or expenses.

The performance information shown represents past performance and should not be interpreted as indicative of the Fund's future performance. The performance also reflects reinvestment of all dividend and capital gain distributions.  The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Class C imposes a contingent deferred sales charge ("CDSC") of 1.00% in the event of certain redemption transactions within one year of purchase.

The Fund imposes a 2.00% redemption fee on shares redeemed within 60 days.

EPIPHANY FFV FUND

PORTFOLIO ILLUSTRATION

OCTOBER 31, 2013 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

Basic Materials
2.48%
Cash Equivalents
2.69%
Communication Services
3.68%
Consumer Cyclical
13.03%
Consumer Defensive
14.96%
Energy
10.02%
Financial Services
12.06%
Industrials
14.69%
Healthcare
11.39%
Real Estate Investment Trust
2.46%
Technology
10.01%
Utilities
2.53%

Sectors are based on Morningstar® classifications.

EPIPHANY FFV STRATEGIC INCOME FUND

PORTFOLIO ILLUSTRATION

OCTOBER 31, 2013 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

Sectors are based on Morningstar® classifications.

The chart above excludes written options.

EPIPHANY FFV LATIN AMERICA FUND

PORTFOLIO ILLUSTRATION

OCTOBER 31, 2013 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

Sectors are based on Morningstar® classifications.

EPIPHANY FFV GLOBAL ECOLOGIC FUND

PORTFOLIO ILLUSTRATION

OCTOBER 31, 2013 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

Sectors are based on Morningstar® classifications.

	Epiphany FFV Fund
	Schedule of Investments
	October 31, 2013

Shares		Value

COMMON STOCKS - 94.75%

Accident & Health Insurance - 2.27%
17,000	Unum Group	$ 539,580

Aircraft Engines & Engine Parts - 2.41%
5,390	United Technologies Corp.	572,687

Beverages - 2.58%
15,500	Coca-Cola Enterprises	613,335

Biological Products (No Diagnostic Substances) - 4.32%
5,200	Amgen, Inc.	603,928
5,944	Gilead Sciences, Inc. *	423,064
		1,026,992
Communications Services, Nec - 1.15%
3,600	Crown Castle International Corp. *	273,672

Computer & Office Equipment - 2.52%
3,350	International Business Machines Corp.	600,353

Crude Petroleum & Natural Gas - 2.50%
9,397	Devon Energy Corp.	594,078

Dolls & Stuffed Toys - 2.47%
13,250	Mattel, Inc.	588,022

Drilling Oil & Gas Wells - 2.61%
13,342	Seadrill, Ltd.	622,004

Electric & Other Services Combined - 2.53%
21,100	Exelon Corp.	602,194

Electronic & Other Electrical Equipment (No Computer Equipment) - 2.44%
8,650	Emerson Electric Co.	579,290

Food & Kindred Products - 1.40%
7,800	Campbell Soup Co.	332,046

Gaskets, Packaging & Sealing Devices & Rubber & Plastic Hose - 1.18%
4,710	Enpro Industries, Inc. *	281,046

Men's & Boy's Furnishings, Work Clothing & Allied Garments - 2.10%
2,321	V.F. Corp.	499,015

Metalworking Machinery & Equipment - 2.53%
8,700	Lincoln Electric Holdings, Inc.	602,388

Motor Vehicles & Passenger Car Bodies - 2.59%
16,650	General Motors Co. *	615,218

National Commercial Banks - 8.07%
18,914	BB&T Corp.	642,509
8,605	PNC Financial Services Group, Inc.	632,726
17,250	U.S. Bancorp.	644,460
		1,919,695
Oil & Gas Field Services, NEC - 2.43%
5,438	Halliburton Co.	288,377
3,088	Schlumberger Ltd.	289,407
		577,784
Paper Mills - 2.48%
13,200	International Paper Co.	588,852

Petroleum Refining - 2.47%
8,000	ConocoPhillips	586,640

Plastics Products, NEC - 1.32%
10,600	Newell Rubbermaid, Inc.	314,078

Railroads, Line-Haul Operating - 2.54%
3,987	Union Pacific Corp.	603,632

Retail-Auto & Home Supply Stores - 1.22%
2,930	Advanced Auto Parts, Inc.	290,597

Retail-Auto Dealers & Gasoline Stations - 1.24%
6,470	America's Car-Mart, Inc. *	295,938

Retail-Drug Stores & Proprietary Stores - 2.04%
7,775	Express Scripts Holding Co. *	486,093

Retail-Eating Places - 2.55%
6,273	McDonalds Corp.	605,470

Retail-Grocery Stores - 2.46%
13,650	Kroger Co.	584,766

Retail-Variety - 2.46%
4,950	Costco Wholesale Corp.	584,100

Semiconductors & Related Devices - 3.69%
33,500	Applied Materials, Inc.	598,143
12,450	Cirrus Logic, Inc. *	279,254
		877,397
Services-Business Services, NEC - 3.64%
8,411	Accenture, Plc.	618,208
1,046	Alliance Data Systems Corp. *	247,965
		866,173
Services-Computer Integrated Systems Design - 1.19%
12,780	Mentor Graphics Corp.	282,182

Services-Help Supply Services - 2.53%
8,080	Insperity, Inc.	312,454
11,750	TrueBlue, Inc. *	290,225
		602,679
Services-Personal Services - 0.84%
6,260	Weight Watchers International, Inc.	201,009

Short-Term Business Credit Institutions - 1.70%
8,350	Encore Capital Group, Inc. *	407,897

Specialty Cleaning, Polishing & Sanitation Preparations - 2.50%
6,600	The Clorox Co.	595,254

Surgical & Medical Instruments & Apparatus - 5.02%
9,050	Covidien Plc.	580,195
8,300	Stryker Corp.	613,038
		1,193,233
Telephone Communications ( No Radiotelephone) - 2.53%
17,750	CenturyLink, Inc.	601,015

Wholesale-Groceries & Related Products - 2.23%
16,400	Sysco Corp.	530,376

TOTAL FOR COMMON STOCKS (Cost $19,770,991) - 94.75%		22,536,780

REAL ESTATE INVESTMENT TRUSTS - 2.46%
7,360	American Tower Corp. *	584,016

TOTAL FOR REAL ESTATE INVESTMENT TRUSTS (Cost $579,575) - 2.46%		584,016

SHORT TERM INVESTMENTS - 2.70%
641,428	Fidelity Money Market Portfolio Institutional Class 0.08% **	641,428

TOTAL FOR SHORT-TERM INVESTMENTS (Cost $641,428) - 2.70%		641,428

TOTAL INVESTMENTS (Cost $20,991,994) - 99.91%		23,762,224

OTHER ASSETS LESS LIABILITIES - 0.09%		22,518

NET ASSETS - 100.00%		$ 23,784,742

* Non-income producing securities during the period.
** Variable rate security; the coupon rate shown represents the yield at October 31, 2013.
The accompanying notes are an integral part of these financial statements.

	Epiphany FFV Strategic Income Fund
	Schedule of Investments
	October 31, 2013

Shares		Value

COMMON STOCKS - 5.24%

Aircraft Engines & Engine Parts - 0.17%
226	United Technologies Corp.	$ 24,012

Auto Controls for Regulating Residential & Commercial Environments & Appliances - 0.18%
378	Ingersoll-Rand Plc.	25,526

Computer Storage Devices - 0.37%
415	SanDisk Corp.	28,840
610	NetApp, Inc.	23,674
		52,514
Crude Petroleum & Natural Gas - 0.18%
899	Vanguard Natural Resources, LLC	25,316

Electric & Other Services Combined - 0.14%
483	Wisconsin Energy Corp.	20,339

Electric Services - 0.30%
246	NextEra Energy, Inc.	20,848
359	Pinnacle West Capital Corp.	20,115
		40,963
Fire, Marine & Casualty Insurance - 0.18%
520	Cincinnati Financial Corp.	26,026

Hospital & Medical Service Plans - 0.17%
384	Aetna, Inc.	24,077

Household Appliances - 0.17%
167	Whirlpool Corp.	24,384

Investment Advice - 0.14%
681	Triangle Capital Corp.	20,267

Life Insurance - 0.18%
528	MetLife, Inc.	24,980

Malt Beverages - 0.15%
389	Molson Coors Brewing Co. Class B	21,006

Mens & Boys Furnishings Work Clothing & Allied Garments - 0.15%
98	V.F. Corp.	21,070

Motor Vehicle Parts & Accessories - 0.15%
277	Lear Corp.	21,437

Natural Gas Distribution - 0.18%
592	Atmos Energy Corp.	26,208

Oil & Gas Field Services, NEC - 0.19%
519	Halliburton Co.	27,523

Orthopedic, Prosthetic & Surgical Appliances & Supplies - 0.18%
297	Zimmer Holdings, Inc.	25,979

Plastic Material, Synth Resin, Rubber, Cellulos (No Glass) - 0.18%
633	The Dow Chemical Co.	24,985

Public Bldg. & Related Furniture - 0.15%
461	Johnson Controls, Inc.	21,275

Railroads, Line-Haul Operating - 0.17%
156	Union Pacific Corp.	23,618

Retail-Apparel & Accessory Stores - 0.19%
395	Hanesbrands, Inc.	26,907

Retail-Grocery Stores - 0.18%
611	The Kroger Co.	26,175

Search, Detection, Navagation, Guidance, Aeronautical Systems - 0.18%
317	Raytheon Co.	26,111

Services-Help Supply Services - 0.19%
341	Manpower Group, Inc.	26,632

Services-Prepackaged Software - 0.13%
808	Symantec Corp.	18,386

State Commercial Banks - 0.18%
373	State Street Corp.	26,136

Surgical & Medical Instruments & Apparatus - 0.18%
206	3M Co.	25,925

Telephone Communications ( No Radio Telephone) - 0.18%
1,412	Consolidated Communications Holdings, Inc.	26,306

Water Supply - 0.15%
490	American Water Works Co.	21,006

TOTAL FOR COMMON STOCKS (Cost $676,955) - 5.24%		745,089

CLOSED-END MUTUAL FUNDS - 4.08%
7,481	BlackRock Floating Rate Income Strategies Fund	111,392
8,407	BlackRock Limited Duration Income Trust Fund	141,574
5,580	Blackstone Gso Long-Short Credit Income Fund	101,723
9,690	Calamos Strategic Total Return Fund	102,326
15,000	Putnam High Income Securities Fund	123,450

TOTAL FOR CLOSED-END MUTUAL FUNDS (Cost $561,010) - 4.08%		580,465

CORPORATE BONDS - 22.00%
200,000	Avon Products, Inc. 5.75%, 03/01/2018	222,637
100,000	Ball Corp. 6.75%, 09/15/2020	108,750
65,000	Bb&t Corp. 4.90%, 06/30/2017	72,162
100,000	Block Financial LLC 5.125%, 10/30/2014	104,076
150,000	Buckeye Partners, L.P. 5.50%, 08/15/19	166,881
100,000	Conagra Foods, Inc. 5.875%, 04/15/2014	102,348
150,000	ConocoPhillips 5.75%, 02/01/2019	176,281
100,000	Devon Energy Corp. 6.30, 01/15/2019	117,117
70,000	Fifth Third Bancorp 4.50%, 06/01/2018	75,946
300,000	Fifth Third Capital Trust IV 6.50%, 04/15/2037 **	296,250
50,000	Hartford Financial Services Group, Inc. 5.50%, 10/15/2016	55,714
100,000	HSBC USA, Inc. 2.625%, 09/24/2018	102,833
100,000	Jabil Circuit, Inc. 7.75%, 07/15/2016	114,250
50,000	Johnson Controls, Inc. 5.50%, 01/15/2016	54,703
150,000	L-3 Communications Corp. 3.95%, 11/15/2016	159,982
200,000	Morgan Stanley 1.2544%, 12/15/2015 **	197,312
200,000	Newfield Exploration Co. 6.875%, 02/01/2020	214,000
40,000	ONEOK, Inc. 5.20%, 06/15/2015	42,447
100,000	ONEOK Partners L.P. 3.25%, 2/01/2016	104,071
70,000	Regions Financial Corp. 5.75%, 06/15/2015	74,832
100,000	Spectra Energy Capital, LLC 5.668%, 08/15/2014	103,787
175,000	Transocean Inc. 6.00, 03/15/2018 (Cayman Islands)	197,979
150,000	Wellpoint, Inc. 5.25, 01/15/2016	163,732
100,000	Wyndham Worldwide Corp. 4.25%, 03/01/2022	99,694

TOTAL FOR CORPORATE BONDS (Cost $3,049,409) - 22.00%		3,127,784

LIMITED PARTNERSHIPS - 1.32%
314	Alliance Holdings GP L.P.	18,727
376	Buckeye Partners, L.P.	25,294
484	Energy Transfer Partners L.P.	25,637
412	Enterprise Products Partners L.P.	26,071
707	Global Partners L.P.	25,240
367	Legacy Reserves L.P.	9,781
486	Magellan Midstream Partners L.P.	29,179
374	MarkWest Energy Partners L.P.	27,781

TOTAL FOR LIMITED PARTNERSHIPS (Cost $143,295) - 1.32%		187,710

MUNICIPAL BONDS - 9.99%
51,120	Colorado Housing & Finance Authority 5.22%, 05/01/2036	51,455
100,000	Colorado Housing & Finance Authority B-2 1.078%, 05/01/2014 **	100,128
95,000	Delaware State Housing Authority 2.75%, 12/01/2041	93,437
250,000	Kentucky State Housing Corp. 3.168%, 01/01/2020	250,550
150,000	Massachusetts Housing Finance Agency 3.279%, 12/01/2020	144,958
50,000	Maryland State Community Dev. Admin. Dept. 5.75%, 09/01/2039	53,165
85,000	Maryland State Community Dev. Admin. Dept. 6.50%, 03/01/2043	83,328
65,000	Missouri State Housing Dev. Single Family 5.83%, 09/01/2017	68,257
20,000	Missouri State Housing Dev, Single Family 6.25%, 09/01/2032	20,151
40,000	New Hampshire State Housing & Finance 5.533%, 07/01/2037	40,504
10,000	New Mexico Mortgage Finance Authority 6.35%, 01/01/2028	10,405
100,000	New York State Mortgage Agency Revenue 4.10%, 04/01/2016	102,988
90,000	North Carolina State Housing 4.00%, 01/01/ 2034	90,854
180,000	North Carolina State Housing 4.65%, 07/01/2021	187,240
30,000	Ohio State Housing 6.001%, 09/01/2035	30,096
25,000	Oklahoma State Housing & Finance 5.41%, 03/01/2014	25,282
55,000	Vancouver Washington Housing Authority 3.574%, 03/01/2016	57,081
10,000	Wisconsin Housing & Economic Dev. 5.53%, 03/01/2038	10,010

TOTAL FOR MUNICIPAL BONDS (Cost $1,441,737) - 9.99%		1,419,889

PREFERRED SECURITIES - 21.03%
3,967	Aegon N.V. PFD 7.25%, 12/31/2049	100,325
3,000	Aegon N.V. PFD 6.500%, 12/31/2049	72,750
6,500	Allied Capital Corp. PFD 6.875%, 04/15/2047	149,630
4,000	American Financial Group, Inc. PFD 7.00%, 09/30/2050	103,600
4,000	Amtrust Financial Services, Inc. Class A PFD 6.75%, 12/31/2049	87,600
4,400	Ashford Hospitality Trust Series A PFD 8.55%, 12/31/2049	112,552
3,795	Ashford Hospitality Trust Series E PFD 9.00%, 12/31/2049	98,309
4,000	Aspen Insurance Holdings Ltd. PFD 7.401%, 12/31/2049 ** (Bermuda)	104,040
4,000	Aviva PLC PFD 8.25%, 12/01/2041	108,840
6,500	Commonwealth Reit PFD 7.25%, 12/31/2049	149,175
5,000	Corporate Office Properties Trust Series L PFD 7.375%, 12/31/2049	123,700
6,000	DuPoint Fabros Tech Inc. PFD 7.875%, 12/31/2049	149,100
5,000	Endurance Specialty Holdings PFD 7.50%, 12/31/2049 (Bermuda)	126,500
7,000	First Potomac Realty Trust PFD 7.75%, 12/31/2049	174,370
4,000	HSBC Holdings Plc. PFD 8.125%, 12/31/2049 (U.K.)	102,920
4,000	Hospitality Properties Trust PFD 7.125%, 12/31/2049	98,560
6,000	Ladenburg Thalmann Financial Services PFD 8.00%, 12/31/2049	146,400
5,500	Maiden Holdings North America Ltd. PFD 8.25%, 6/15/2049	141,295
60,000	PNC Financial Services Group, Inc. PFD 6.75%, 12/31/2049 **	63,300
2,000	Post Properties, Inc. Series A PFD 8.50%, 12/31/2049	118,800
4,000	Realty Income Corp. PFD 6.75%, 12/31/2049	99,960
6,000	Stifel Financial Corp. PFD 6.70%, 01/15/2022	156,360
6,000	TCF Financial Co. PFD 7.50%, 12/31/2049	151,020
6,000	Triangle Capital Corp. PFD 7.00%, 03/15/2019	154,140
3,979	Weingarten Realty Investors Series F PFD 6.25%, 12/31/2049	96,979

TOTAL FOR PREFERRED SECURITIES (Cost $3,076,703) - 21.03%		2,990,225

REAL ESTATE INVESTMENT TRUSTS - 1.20%
541	HCP, Inc.	22,451
359	Health Care REIT, Inc.	23,281
426	Home Properties, Inc.	25,692
787	National Retail Properties, Inc.	27,073
866	Omega Healthcare Investors, Inc.	28,786
360	Rayonier, Inc.	16,927
843	Weingarten Realty Investors	26,748

TOTAL FOR REAL ESTATE INVESTMENT TRUSTS (Cost $155,972) - 1.20%		170,958

U.S. GOVERNMENT AGENCIES AND OBLIGATIONS - 29.94%
150,000	Federal Home Loan Mortgage Credit 2.375%, 01/13/2022	147,048
200,000	Federal Home Loan Mortgage Credit 0.875%, 03/07/2018	196,616
400,000	Federal Home Loan Mortgage Credit Pool# EJ581466 0.50, 05/13/2016	399,828
7,504	Federal Home Loan Mortgage Credit Pool #1B4069 4.633%, 05/01/2038 **	7,899
36,219	Federal Home Loan Mortgage Credit Pool #407172 2.220%, 09/01/2022 **	36,414
11,589	Federal Home Loan Mortgage Credit Pool #755028 2.509%, 11/01/2018	12,233
16,423	Federal Home Loan Mortgage Credit Pool #845590 2.399%, 01/01/2024	16,473
20,261	Federal Home Loan Mortgage Credit Pool #845965 2.451%, 01/01/2024 **	20,704
40,000	Federal National Mortgage Association 4.625%, 10/15/2014	41,697
150,000	Federal National Mortgage Association 5.375%, 06/12/2017	173,399
38,640	Federal National Mortgage Association Pool #279880 1.705%, 04/01/2024	39,872
68,270	Federal National Mortgage Association Pool #462285 2.386%, 06/01/2036	70,422
30,977	Federal National Mortgage Association Pool #551037 3.867%, 11/01/2020	31,389
2,532	Federal National Mortgage Association Pool #66380 3.198%, 01/01/2017	2,554
77,596	Federal National Mortgage Association Pool #745776 2.792%, 07/01/2036	82,915
15,091	Federal National Mortgage Association Pool #791573 2.545%, 08/01/2034	15,162
56,016	Federal National Mortgage Association Pool #883017 2.424%, 06/01/2036	59,600
99,798	Federal National Mortgage Association Pool #888386 2.477%, 03/01/2038	105,720
14,537	Federal National Mortgage Association Pool #995350 4.581%, 09/01/2038	15,565
22,496	Government National Mortgage Association Pool #008062 2.125%, 10/20/2022	23,352
74,446	Government National Mortgage Association Pool #008120 5.500%, 01/20/2023	77,087
11,623	Government National Mortgage Association Pool #008228 6.750%, 07/20/2023	12,087
12,152	Government National Mortgage Association Pool #008259 6.750%, 08/20/2023	12,638
40,656	Government National Mortgage Association Pool #008350 2.375%, 01/20/2024	42,099
7,962	Government National Mortgage Association Pool #008375 3.375%, 02/20/2024	8,245
9,205	Government National Mortgage Association Pool #008395 3.375%, 03/20/2024	9,532
4,138	Government National Mortgage Association Pool #008410 3.375%, 04/20/2024	4,308
9,758	Government National Mortgage Association Pool #008421 5.375%, 05/20/2024	10,159
7,695	Government National Mortgage Association Pool #008502 2.625%, 09/20/2024	8,003
12,095	Government National Mortgage Association Pool #008503 2.625%, 09/20/2024	12,578
9,264	Government National Mortgage Association Pool #008565 3.125%, 12/20/2024	9,604
13,364	Government National Mortgage Association Pool #008567 3.125%, 12/20/2024	13,900
34,459	Government National Mortgage Association Pool #008595 3.375%, 02/20/2025	35,991
8,665	Government National Mortgage Association Pool #008660 7.000%, 07/20/2025 ***	9,012
24,144	Government National Mortgage Association Pool #080450 3.625%, 09/20/2030	25,111
65,356	Government National Mortgage Association Pool #080524 1.750%, 07/20/2031 **	67,976
73,620	Government National Mortgage Association Pool #080569 5.000%, 01/20/2032	76,245
8,327	Government National Mortgage Association Pool #080659 2.125%, 12/20/2032	8,646
104,543	Government National Mortgage Association Pool #081113 1.625%, 10/20/2034	108,543
41,263	Government National Mortgage Association Pool #081727 5.500%, 7/20/2036	43,129
126,912	Government National Mortgage Association Pool #082903 2.500%, 08/20/2041	130,237
235	Government National Mortgage Association Pool #184737 9.000%, 06/15/2021	236
822	Government National Mortgage Association Pool #314616 8.500%, 04/15/2022	833
138	Government National Mortgage Association Pool #315151 9.000%, 02/15/2022	139
3,237	Government National Mortgage Association Pool #335228 7.500%, 12/15/2023	3,641
967	Government National Mortgage Association Pool #343498 8.000%, 02/15/2023	987
535	Government National Mortgage Association Pool #352081 7.000%, 09/15/2023	597
2,057	Government National Mortgage Association Pool #352837 6.500%, 01/15/2024	2,304
1,596	Government National Mortgage Association Pool #353946 7.000%, 02/15/2024	1,618
449	Government National Mortgage Association Pool #358545 7.000%, 08/15/2023	468
1,146	Government National Mortgage Association Pool #426033 6.500%, 04/15/2026	1,283
16,190	Government National Mortgage Association Pool #460203 7.000%, 04/15/2028	18,214
150,000	United States Treasury Inflationary Index Bond 2.375%, 01/15/2017	192,792
200,000	United States Treasury Inflationary Index Bond 1.250%, 04/15/2014	221,942
150,000	United States Treasury Inflationary Index Bond 1.875%, 07/15/2015	189,681
100,000	United States Treasury Inflationary Index Bond 2.000%, 01/15/2014	126,579
200,000	United States Treasury Inflationary Index Bond 2.000%, 01/15/2016	251,456
160,000	United States Treasury Inflationary Index Bond 2.000%, 07/15/2014	202,755
150,000	United States Treasury Inflationary Index Bond 2.500%, 07/15/2016	191,381
100,000	United States Treasury Note Bond 2.375%, 02/28/2015	102,863
100,000	United States Treasury Note Bond 3.375%, 11/15/2019	110,164
200,000	United States Treasury Note Bond 2.375%, 07/31/2017	210,859
193,883	U.S. Small Business Admin Pool #508527 3.575%, 02/25/2018	201,516

TOTAL FOR U.S. GOVERNMENT AGENCIES AND OBLIGATIONS (Cost $4,242,395) - 29.94%		4,256,300

PUT OPTIONS - 0.20% *

Underlying Security
Expiration Date/Exercise Price

Shares Subject
To Put
	iShares 20+ Year Treasury Bond ETF
20,000	December 2013 Put @ $106.00	25,600

	iShares 20+ Year Treasury Bond ETF
20,000	December 2013 Put @ $98.00	2,800

	TOTAL FOR PUT OPTIONS (Premiums Paid $108,144) - 0.20%	28,400

SHORT-TERM INVESTMENTS - 3.38%
480,295	Fidelity Money Market Portfolio Institutional Class 0.08% **	480,295

TOTAL FOR SHORT-TERM INVESTMENTS (Cost $480,295) - 3.38%		480,295

TOTAL INVESTMENTS (Cost $13,935,915) - 98.38%		13,987,115

OTHER ASSETS LESS LIABILITIES - 1.62%		229,812

NET ASSETS - 100.00%		$ 14,216,927

* Represents non-income producing security during the period.
** Variable rate security; the coupon rate shown represents the yield at October 31, 2013.
***Adjustable rate security; the coupon rate shown represents the yield at October 31, 2013.
The accompanying notes are an integral part of these financial statements.

Epiphany FFV Strategic Income Fund
Schedule of Options Written
October 31, 2013

PUT OPTIONS WRITTEN *

Underlying Security	Shares Subject
Expiration Date/Exercise Price	to Put	Value

iShares 20+ Year Treasury Bond ETF
December 2013 Put @ $100.00	20,000	4,000

iShares 20+ Year Treasury Bond ETF
December 2013 Put @ $101.00	20,000	6,000

TOTAL PUT OPTIONS (Premium Received $70,627)		$ 10,000

* Non-income producing securities during the period.
The accompanying notes are an integral part of these financial statements.

	Epiphany FFV Latin America Fund
	Schedule of Investments
	October 31, 2013

Shares		Value

COMMON STOCKS - 89.96%

Air Transportation, Scheduled - 1.84%
5,500	Latam Airlines Group S.A. ADR	$ 91,025

Aircrafts - 1.49%
2,500	Embraer S.A. (Brazil)	73,475

Airports, Flying Fields & Airport Terminal Services - 1.93%
800	Grupo Aeroportuario del Sureste, SAB de CV ADR	95,208

Basic & Diversified Chemicals - 3.53%
36,000	Alfa, SAB de CV (Mexico)	98,919
18,000	Mexichem SAB de CV (Mexico)	75,323
		174,242
Beverages - 1.58%
2,100	Companhia De Bebidas ADR	78,120

Bottled & Canned Soft Drinks & Carbonated Waters - 1.89%
1,000	Fomento Economico ADR	93,300

Cement, Hydraulic - 1.86%
8,700	Cemex, S.A.B. de C.V. (Mexico) *	92,046

Chemical Manufacturing - 1.71%
4,800	Braskem S.A. ADR *	84,624

Commercial Banks, NEC - 10.29%
900	Banco de Chile ADR	82,647
5,150	Banco Bradesco ADR	74,263
1,500	Bancolombia S.A. ADR	84,195
5,000	CorpBanca S.A. ADR	86,000
600	Creditcorp Ltd.	81,960
15,500	Grupo Financiero Banorte S.A.B. de C.V. (Mexico)	99,131
		508,196
Crude Petroleum & Natural Gas - 3.35%
5,000	Petroleo Brasileiro S.A. ADR	87,150
4,300	Petroleo Brasileiro S.A. ADR Class A	78,088
		165,238
Electric Services - 6.54%
8,650	Comp Energetica de Minas Gerai ADR	77,591
5,900	Cia Paranaense de Energia ADR	81,892
1,800	Empresa Nacional de Electricid ADR	81,180
5,000	Enersis S.A. ADR	82,500
		323,163
Food Manufacturing - 4.45%
19,000	Gruma S.A.B. de C.V. (Mexico) *	130,475
40,000	Grupo Lala SAB de C.V. (Mexico) *	89,022
		219,497
Heavy Construction Other Than Building Construction - Contractors - 1.81%
8,800	Promotora y Operadora de Infraestructura SAB de C.V. (Mexico) *	89,463

Household Products - 1.54%
25,000	Kimberly-Clark de Mexico SAB (Mexico)	76,163

Industrial Inorganic Chemicals - 1.73%
1,800	Ecopetrol S.A. ADR	85,248

Malt Beverages - 1.73%
3,200	CIA Cervecerias Unidas ADR	85,408

Meat Packing Plants - 1.57%
3,300	BRF-Brasil Foods S.A. ADR	77,319

Metal Mining - 8.95%
16,000	Banregio Grupo Financiero (Mexico)	88,825
5,500	Cia de Minas Buenaventura ADR	79,750
28,000	Grupo Mexico SAB de CV (Mexico)	88,613
3,000	Southern Copper Corp.	83,850
6,300	Vale S.A. ADR	100,895
		441,933
Retail-Bakery Products - 3.80%
28,000	Grupo Bimbo SAB de CV (Mexico)	94,247
45,000	Grupo Sanborns SA de C.V. (Mexico)	93,480
		187,727
Retail-Department Stores - 1.80%
8,200	El Puerto de Liverpool S.A. (Mexico)	88,735

Retail-Grocery Stores - 1.63%
1,600	Brasileira de Distribuicao Class A ADR	80,672

Retail-Miscellaneous Retail - 1.76%
6,900	Cencosud S.A. ADR	86,871

Retail-Mass Merchants - 1.82%
34,500	Wal-Mart de Mexico S.A de CV (Mexico)	89,870

State Commercial Banks - 2.12%
6,780	Itau Unibanco Holding S.A. ADR	104,480

Steel Works, Blast Furnaces & Rolling & Finishing Mills - 1.83%
11,400	Gerdau S.A. ADR	90,402

Steel Works, Blast Furnaces & Rolling Mills (Coke Ovens) - 3.29%
1,800	Tenaris S.A. ADR	84,258
3,000	Ternium S.A. ADR	78,240
		162,498
Sugar & Confectionery Products - 1.63%
5,100	Cosan Ltd. Class A	80,376

Telephone Communications (No Radio Telephone) - 7.44%
5,000	America Movil SAB de C.V. ADR	107,050
47,500	Oi S.A. ADR	82,175
3,900	Telefonica Brasil S.A. ADR	86,502
3,600	Tim Participacoes S.A. ADR	91,512
		367,239
Television Broadcasting Stations - 1.85%
3,000	Grupo Televisa S.A. ADR	91,320

Water Supply - 1.46%
6,800	Companhia de Saneamento Basico ADR	72,148

Wholesale-Beer, Wine & Distilled Alcoholic Beverages - 1.74%
2,300	Vina Concha Y Toro S.A.VCO ADR	85,721

TOTAL FOR COMMON STOCKS (Cost $4,486,732) - 89.96%		4,441,727

EXCHANGE TRADED FUNDS - 6.59%
4,200	Global X InterBolsa FTSE Colombia	86,184
2,300	iShares MSCI All Peru Capped Index Fund	80,569
1,600	iShares MSCI Chile Invest Markt Index Fund	80,048
2,400	Market Vectors Brazil Small Cap Fund	78,312

TOTAL FOR EXCHANGE TRADED FUNDS (Cost $376,298) - 6.59%		325,113

REAL ESTATE INVESTMENT TRUSTS - 1.64%
26,000	Fibra Uno Admistracion S.A. (Mexico)	81,026

REAL ESTATE INVESTMENT TRUSTS (Cost $92,669) - 1.64%		81,026

SHORT TERM INVESTMENTS - 1.18%
58,439	Fidelity Money Market Portfolio Institutional Class 0.08% **	58,439

TOTAL FOR SHORT-TERM INVESTMENTS (Cost $58,439) - 1.18%		58,439

TOTAL INVESTMENTS (Cost $5,014,138) - 99.37%		4,906,305

OTHER ASSETS LESS LIABILITIES - 0.63%		31,167

NET ASSETS - 100.00%		$ 4,937,472

Country Breakdown - as a % of Net Assets
Brazil	3%
Mexico	26%
United States	71%

* Non-income producing securities during the period.
** Variable rate security; the coupon rate shown represents the yield at October 31, 2013.
ADR - American Depository Receipt. ADR's are issued in United States.
The accompanying notes are an integral part of these financial statements.

	Epiphany FFV Global Ecologic Fund
	Schedule of Investments
	October 31, 2013

Shares		Value

COMMON STOCKS - 95.86%

Abrasive, Asbestos & Misc Nonmetallic Mineral Products - 2.53%
817	Owens Corning, Inc. *	$ 29,355

Chemicals - 1.47%
438	SGL Carbon SE (Germany)	17,126

Construction-Special Trade Contractors - 1.73%
1,918	Ameresco, Inc. Class A *	20,062

Diversified Industrial - 0.50%
263	Waterfurnace Renewable Energy, Inc. *	5,797

Electric Services - 0.48%
212	Ormat Technologies, Inc.	5,527

Electrical Industrial Apparatus - 0.98%
685	Zoltek Companies, Inc. *	11,439

Electronic & Other Electrical Equipment (No Computer Equipment) - 3.82%
347	Siemens AG ADR	44,419

Fats & Oils - 1.22%
611	Darling International, Inc. *	14,218

Food & Kindred Products - 2.78%
388	The Hain Celestial Group, Inc. *	32,276

Industrial & Commercial Fans & Blowers & Air Purifying Equipment - 3.35%
703	Donaldson Co., Inc.	27,846
627	CECO Environmental Corp.	11,067
		38,913
Industrial Inorganic Chemcials - 1.97%
1,149	Calgon Carbon Corp. *	22,923

Leisure - 4.37%
318	Shimano, Inc. *	27,798
1,125	Accell Group, Inc.	22,949
		50,747
Lumber & Wood Products (No Furniture) - 1.13%
187	Trex Co., Inc. *	13,131

Misc Industrial & Commercial Machinery & Equipment - 2.03%
334	Eaton Corp. Plc.	23,567

Misc Food Preparations & Kindred Products - 1.97%
365	Green Mountain Coffee Roasters, Inc. *	22,926

Motor Vehicles & Passenger Car Bodies - 0.34%
25	Tesla Motors, Inc. *	3,999

Packaged Foods - 3.16%
109	Annie's, Inc. *	5,150
426	Danone SA (France)	31,601
		36,751
Public Bldg. & Related Furniture - 3.98%
1,002	Johnson Controls, Inc.	46,242

Pumps & Pumping Equipment - 2.58%
867	Xylem, Inc.	29,911

Railroad Equipment - 2.66%
474	Westinghouse Air Brake Technologies Corp.	30,900

Railroads - 2.64%
355	East Japan Railway Co. (Japan)	30,708

Railroads, Line-Haul Operating - 3.49%
838	Guangshen Railway Co. Ltd. ADR	22,039
215	Norfolk Southern Corp.	18,494
		40,533
Retail-Eating Places - 1.54%
34	Chipotle Mexican Grill, Inc. *	17,917

Retail-Grocery Stores - 1.83%
462	Sprouts Farmers Market, Inc. *	21,280

Semiconductors & Related Devices - 5.61%
600	GT Advanced Technologies, Inc. *	4,497
270	JinkoSolar Holding Co. Ltd. ADR *	6,080
1,182	Sunedison, Inc. *	10,993
704	Kyocera Corp. ADR *	37,277
430	Trina Solar Ltd. ADR *	6,308
		65,155
Solar - 0.49%
140	SMA Solar Technology AG (Germany) *	5,719

Special Industry Machinery (No Metalworking Machinery) - 3.99%
691	Pentair Ltd. (Switzerland)	46,359

Staffing & Outsourcing Services - 3.34%
376	Vossioh AG (Germany)	38,800

Steel Works, Blast Furnaces & Rolling Mills (Coke Ovens) - 6.07%
726	Nucor Corp.	37,585
1,796	Commerical Metals Co.	32,975
		70,560
Truck Manufacturing - 2.78%
413	Faiveley Transport SA (France)	32,258

Trucking - 2.80%
5,763	Stagecoach Group Plc. (United Kingdom)	32,525

Utilities-Regulated Water - 2.65%
2,730	United Utilities Group Plc. (United Kingdom)	30,837

Waste Management - 2.79%
680	Umicore SA (France) *	32,448

Water Supply - 4.52%
3,934	Cia de Saneamento Basico do Estado de Sao Paulo ADR	41,740
717	Consolidated Water Co. Ltd. (Cayman Islands)	10,784
		52,524
Wholesale-Durable Goods - 2.57%
3,162	Sims Metal Management Ltd. ADR *	29,881

Wholesale-Electrical Apparatus & Equipment, Wiring Supplies - 1.98%
346	EnerSys	22,957

Wholesale-Groceries, General Line - 1.94%
316	United Natural Foods, Inc. *	22,578

Wholesale-Motor Vehicles & Motor Vehicle Parts & Supplies - 1.77%
622	LKQ Corp. *	20,545

TOTAL FOR COMMON STOCKS (Cost $1,026,097) - 95.86%		1,113,813

SHORT TERM INVESTMENTS - 3.98%
46,205	Fidelity Money Market Portfolio Institutional Class 0.08% **	46,205

TOTAL FOR SHORT-TERM INVESTMENTS (Cost $46,205) - 3.98%		46,205

TOTAL INVESTMENTS (Cost $1,072,302) - 99.84%		1,160,018

OTHER ASSETS IN EXCESS OF LIABILITIES - 0.16%		1,910

NET ASSETS - 100.00%		$ 1,161,928

* Non-income producing securities during the period.
** Variable rate security; the coupon rate shown represents the yield at October 31, 2013.
ADR - American Depository Receipt
The accompanying notes are an integral part of these financial statements.

Epiphany Funds
Statements of Assets and Liabilities
October 31, 2013

Assets:	Epiphany FFV Fund	Epiphany FFV Strategic Income Fund	Epiphany FFV Latin America Fund	Epiphany FFV Global Ecologic Fund
Investments in Securities, at Value
(Cost $20,991,994; $13,935,915; $5,014,138; & $1,072,302 respectively)	$ 23,762,224	$ 13,987,115	$ 4,906,305	$ 1,160,018
Cash Denominated in Foreign Currencies (Cost $0, $0, $302,897 and $0, respectively)	-	-	298,137	-
Cash	2,898	20,971	23,666	2,395
Receivables:
Dividends and Interest	24,685	67,501	5,016	946
Receivable from Advisor	719	8,846	2,265	4,189
Shareholder Subscriptions	454	146,881	1,333	250
Prepaid Expenses	13,200	9,640	10,311	5,213
Total Assets	23,804,180	14,240,954	5,247,033	1,173,011
Liabilities:
Covered Put Options Written at Fair Market Value (premiums received $0, $70,627, $0, and $0, respectively)	-	10,000	-	-
Payables:
Portfolio Securities Purchased	-	-	298,142	-
Shareholder Redemptions	1,000	-	-	-
Distribution Fees	877	215	-	-
Trustee Fees	668	500	500	500
Other Accrued Expenses	16,893	13,312	10,919	10,583
Total Liabilities	19,438	24,027	309,561	11,083
Net Assets	$ 23,784,742	$ 14,216,927	$ 4,937,472	$ 1,161,928

Net Assets Consist of:
Paid In Capital	$ 18,291,928	$ 14,006,576	$ 5,183,457	$ 1,070,388
Accumulated Undistributed Net Investment Income (Loss)	(16,971)	119,763	(8,805)	(116)
Accumulated Undistributed Realized Gain (Loss) on Investments	2,739,555	(21,239)	(124,587)	3,940
Unrealized Appreciation (Depreciation) in Value of Investments and Foreign Currency Transactions	2,770,230	111,827	(112,593)	87,716
Net Assets	$ 23,784,742	$ 14,216,927	$ 4,937,472	$ 1,161,928

Net Asset Value Per Share

Class N
Net Assets	$ 13,951,673	$ 9,961,308	$ 3,808,191	$ 1,145,837
Shares of beneficial interest outstanding	1,088,479	965,718	401,574	96,753
Net asset value per share	$ 12.82	$ 10.32	$ 9.48	$ 11.84
Redemption price per share (a)	$ 12.56	$ 10.11	$ 9.29	$ 11.60

Class A
Net Assets	$ 3,309,188	$ 3,687,551	$ 1,114,621	$ 14,913
Shares of beneficial interest outstanding	257,662	355,575	117,351	1,258
Net asset value per share	$ 12.84	$ 10.37	$ 9.50	$ 11.85
Redemption price per share (a)	$ 12.58	$ 10.16	$ 9.31	$ 11.61
Offering price per share (maximum sales charge of 5.00%)	$ 13.52	$ 10.92	$ 10.00	$ 12.47

Class C
Net Assets	$ 6,523,881	$ 568,068	$ 14,660	$ 1,178
Shares of beneficial interest outstanding	513,145	55,120	1,548	100
Net asset value per share (b)	$ 12.71	$ 10.31	$ 9.47	$ 11.78
Redemption price per share (a)	$ 12.46	$ 10.10	$ 9.28	$ 11.54

(a) A redemption fee of 2.00% is imposed in the event of certain redemption transactions within sixty days of purchase.
(b) A contingent deferred sales charge ("CDSC") of 1.00% is imposed in the event of certain redemption transactions within one year of purchase.
The accompanying notes are an integral part of these financial statements.

Epiphany Funds
Statements of Operations
For the fiscal year ended October 31, 2013

	Epiphany FFV Fund	Epiphany FFV Strategic Income Fund	Epiphany FFV Latin America Fund	Epiphany FFV Global Ecologic Fund (b)
Investment Income:
Dividends (a)	$ 348,921	$ 295,258	$ 89,952	$ 4,352
Interest	760	251,116	154	34
Total Investment Income	349,681	546,374	90,106	4,386

Expenses:
Advisory	129,680	69,043	32,436	2,609
Distribution:
Class N	31,960	25,334	6,642	797
Class A	5,170	7,939	1,451	17
Class C	24,387	4,994	63	8
Transfer Agent	27,619	29,187	10,534	9,756
Administrative	6,834	13,400	6,114	4,844
Registration	67,600	31,968	9,217	3,307
Audit	8,355	14,128	8,700	8,018
Shareholder Service (Non 12b-1)	1,004	1,000	999	745
Legal	19,930	4,765	19,899	5,571
Custody	8,597	11,611	4,563	4,341
Printing	11,086	4,180	11,073	750
Insurance	108	1,838	2,803	663
Compliance Officer	23,440	21,962	16,950	13,334
Trustee	9,541	9,695	8,290	4,700
Other	12,913	10,496	7,103	3,129
Total Expenses	388,224	261,540	146,837	62,589
Fees Waived and Reimbursed by the Advisor	(110,575)	(85,189)	(90,030)	(57,688)
Net Expenses	277,649	176,351	56,807	4,901

Net Investment Income	72,032	370,023	33,299	(515)

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Realized Gain (Loss) on Investments and Foreign Currency Transactions	2,739,327	(1,616)	(109,933)	4,455
Realized Capital Gains from Registered Investment Companies	730	13,486	-	-
Realized Loss on Options Written and Purchased	(220)	-	-	-
Net Change in Unrealized Appreciation (Depreciation) on Investments,
Options and Foreign Currency Transactions	1,335,253	(242,070)	(95,889)	87,716
Net Realized and Unrealized Gain on Investments and Foreign Currency Transactions	4,075,090	(230,200)	(205,822)	92,171

Net Increase (Decrease) in Net Assets Resulting from Operations	$ 4,147,122	$ 139,823	$ (172,523)	$ 91,656

(a) Net of Foreign withholding taxes of $1,470, $0, $4,556, and $221, respectively.
(b) The Epiphany FFV Global Ecologic Fund commenced investment operations February 4, 2013.
The accompanying notes are an integral part of these financial statements.

Epiphany FFV Fund
Statements of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	10/31/2013	10/31/2012
Increase in Net Assets From Operations:
Net Investment Income	$ 72,032	$ 111,778
Net Realized Gain on Investments and Options	2,739,837	344,372
Net Change in Unrealized Appreciation on Investments	1,335,253	801,270
Net Increase in Net Assets Resulting from Operations	4,147,122	1,257,420

Distributions to Shareholders from:
Net Investment Income:
Class N	(94,654)	(94,687)
Class A	(12,313)	(7,569)
Class C	(110)	(264)
Realized Gains:
Class N	(200,689)	-
Class A	(22,302)	-
Class C	(2,623)	-
Net Change in Net Assets from Distributions	(332,691)	(102,520)

Capital Share Transactions:
Proceeds from Sale of Shares:
Class N	4,600,330	3,173,682
Class A	1,878,219	1,245,981
Class C	5,904,857	224,971
Tax Free Exchange of Shares from FFV Small Cap Fund:
Class N	-	767,204
Class A	-	129,288
Class C	-	18,482
Shares Issued on Reinvestment of Dividends
Class N	286,378	91,130
Class A	29,245	5,040
Class C	2,733	264
Cost of Shares Redeemed:
Class N	(5,339,305)	(2,086,166)
Class A	(394,756)	(632,471)
Class C	(117,616)	(159,068)
Redemption Fees	2,121	2,841
Net Increase from Shareholder Activity	6,852,206	2,781,178

Net Assets:
Net Increase in Net Assets	10,666,637	3,936,078
Beginning of Period	13,118,105	9,182,027
End of Period (Including Accumulated Undistributed Net
Investment Income (Loss) of $(16,971) and $18,074, respectively)	$ 23,784,742	$ 13,118,105

Share Activity
Class N:
Shares Sold	394,438	403,540
Shares Reinvested	27,689	9,429
Shares Redeemed	(465,632)	(209,956)
Net Increase/(Decrease) in Shares of Beneficial Interest Outstanding	(43,505)	203,013

Class A:
Shares Sold	160,307	137,514
Shares Reinvested	2,797	515
Shares Redeemed	(36,290)	(63,023)
Net Increase in Shares of Beneficial Interest Outstanding	126,814	75,006

Class C:
Shares Sold	507,770	24,882
Shares Reinvested	270	27
Shares Redeemed	(9,641)	(16,166)
Net Increase in Shares of Beneficial Interest Outstanding	498,399	8,743

The accompanying notes are an integral part of these financial statements.

Epiphany FFV Strategic Income Fund
Statements of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	10/31/2013	10/31/2012
Increase (Decrease) in Net Assets From Operations:
Net Investment Income	$ 370,023	$ 356,791
Net Realized Gain (Loss) on Investments	11,870	(5,700)
Net Change in Unrealized Appreciation (Depreciation) on Investments	(242,070)	259,991
Net Increase in Net Assets Resulting from Operations	139,823	611,082

Distributions to Shareholders from:
Net Investment Income:
Class N	(210,203)	(293,145)
Class A	(65,226)	(45,143)
Class C	(7,209)	(4,497)
Realized Gains:
Class N	(19,471)	-
Class A	(5,505)	-
Class C	(748)	-
Net Change in Net Assets from Distributions	(308,362)	(342,785)

Capital Share Transactions:
Proceeds from Sale of Shares:
Class N	1,721,031	2,631,900
Class A	1,603,111	2,890,061
Class C	192,808	300,088
Shares Issued on Reinvestment of Dividends
Class N	220,315	275,666
Class A	60,488	36,266
Class C	7,814	4,358
Cost of Shares Redeemed:
Class N	(1,960,059)	(1,864,264)
Class A	(408,161)	(1,231,346)
Class C	(5,104)	(53,634)
Redemption Fees	1,538	1,105
Net Increase from Shareholder Activity	1,433,781	2,990,200

Net Assets:
Net Increase in Net Assets	1,265,242	3,258,497
Beginning of Period	12,951,685	9,693,188
End of Period (Including Accumulated Undistributed Net
Investment Income of $119,763 and $32,380, respectively)	$ 14,216,927	$ 12,951,685

Share Activity
Class N:
Shares Sold	167,779	254,890
Shares Reinvested	21,114	26,678
Shares Redeemed	(187,257)	(180,680)
Net Increase in Shares of Beneficial Interest Outstanding	1,636	100,888

Class A:
Shares Sold	152,866	277,609
Shares Reinvested	5,769	3,489
Shares Redeemed	(39,076)	(118,495)
Net Increase in Shares of Beneficial Interest Outstanding	119,559	162,603

Class C:
Shares Sold	18,380	28,897
Shares Reinvested	749	421
Shares Redeemed	(488)	(5,159)
Net Increase in Shares of Beneficial Interest Outstanding	18,641	24,159

The accompanying notes are an integral part of these financial statements.

Epiphany FFV Latin America Fund
Statements of Changes in Net Assets

	For the	For the
	Year Ended	Period Ended
	10/31/2013	10/31/2012 *
Increase (Decrease) in Net Assets From Operations:
Net Investment Income	$ 33,299	$ 4,857
Net Realized Loss on Investments and Foreign Currency Transactions	(109,933)	(12,358)
Net Change in Unrealized Depreciation on Investments and Foreign Currency Transactions	(95,889)	(16,704)
Net Decrease in Net Assets Resulting from Operations	(172,523)	(24,205)

Distributions to Shareholders from:
Net Investment Income:
Class N	(31,820)	(10,338)
Class A	(7,083)	(9)
Class C	-	(7)
Net Change in Net Assets from Distributions	(38,903)	(10,354)

Capital Share Transactions:
Proceeds from Sale of Shares:
Class N	2,549,933	1,819,379
Class A	1,209,906	5,551
Class C	13,500	1,000
Shares Issued on Reinvestment of Dividends
Class N	31,678	10,338
Class A	7,058	9
Class C	-	7
Cost of Shares Redeemed:
Class N	(341,300)	(81,240)
Class A	(42,520)	-
Class C	-	-
Redemption Fees	158	-
Net Increase from Shareholder Activity	3,428,413	1,755,044

Net Assets:
Net Increase in Net Assets	3,216,987	1,720,485
Beginning of Period	1,720,485	-
End of Period (Including Accumulated Undistributed Net
Investment Income (Loss) of $0 and $(3,201), respectively)	$ 4,937,472	$ 1,720,485

Share Activity
Class N:
Shares Sold	255,327	185,824
Shares Reinvested	3,675	1,158
Shares Redeemed	(35,779)	(8,631)
Net Increase in Shares of Beneficial Interest Outstanding	223,223	178,351

Class A:
Shares Sold	120,362	597
Shares Reinvested	818	1
Shares Redeemed	(4,427)	-
Net Increase in Shares of Beneficial Interest Outstanding	116,753	598

Class C:
Shares Sold	1,447	100
Shares Reinvested	-	1
Shares Redeemed	-	-
Net Increase in Shares of Beneficial Interest Outstanding	1,447	101

* The Epiphany FFV Latin America Fund commenced investment operations on March 12, 2012.
The accompanying notes are an integral part of these financial statements.

Epiphany FFV Global Ecologic Fund
Statement of Changes in Net Assets

For the
Period Ended
10/31/2013 *
Increase (Decrease) in Net Assets From Operations:
Net Investment Loss	$ (515)
Net Realized Gain on Investments	4,455
Net Change in Unrealized Appreciation on Investments	87,716
Net Increase in Net Assets Resulting from Operations	91,656

Distributions to Shareholders from:
Net Investment Income:
Class N	(116)
Class A	-
Class C	-
Net Change in Net Assets from Distributions	(116)

Capital Share Transactions:
Proceeds from Sale of Shares:
Class N	1,061,462
Class A	12,877
Class C	1,000
Shares Issued on Reinvestment of Dividends
Class N	116
Class A	-
Class C	-
Cost of Shares Redeemed:
Class N	(5,086)
Class A	-
Class C	-
Redemption Fees	19
Net Increase from Shareholder Activity	1,070,388

Net Assets:
Net Increase in Net Assets	1,161,928
Beginning of Period	-
End of Period (Including Accumulated Undistributed Net
Investment Loss of $(116))	$ 1,161,928

Share Activity
Class N:
Shares Sold	97,217
Shares Reinvested	11
Shares Redeemed	(475)
Net Increase in Shares of Beneficial Interest Outstanding	96,753

Class A:
Shares Sold	1,258
Shares Reinvested	-
Shares Redeemed	-
Net Increase in Shares of Beneficial Interest Outstanding	1,258

Class C:
Shares Sold	100
Shares Reinvested	-
Shares Redeemed	-
Net Increase in Shares of Beneficial Interest Outstanding	100

* The Epiphany FFV Global Ecologic Fund commenced investment operations on February 4, 2013.
The accompanying notes are an integral part of these financial statements.

Epiphany FFV Fund - Class N
Financial Highlights
Selected data for a share outstanding throughout the period.

	Years Ended
	10/31/2013	10/31/2012	10/31/2011	10/31/2010	10/31/2009

Net Asset Value, at Beginning of Period	$ 10.27	$ 9.27	$ 8.85	$ 7.63	$ 7.02

Income From Investment Operations:
Net Investment Income (Loss) *	0.07	0.10	0.07	0.04	0.06
Net Gain (Loss) on Securities (Realized and Unrealized)	2.74	0.99	0.40	1.22	0.61
Total from Investment Operations	2.81	1.09	0.47	1.26	0.67

Distributions:
From Net Investment Income	(0.08)	(0.09)	(0.05)	(0.04)	(0.06)
From Net Realized Gain	(0.18)	-	-	-	-
Total from Distributions	(0.26)	(0.09)	(0.05)	(0.04)	(0.06)

Redemption Fees ***	-	-	-	-	-

Net Asset Value, at End of Period	$ 12.82	$ 10.27	$ 9.27	$ 8.85	$ 7.63

Total Return **	27.97%	11.85%	5.31%	16.53%	9.76%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 13,952	$ 11,622	$ 8,608	$ 5,374	$ 2,724
Before Waiver
Ratio of Expenses to Average Net Assets	2.20%	2.43%	3.16%	3.77%	8.22%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.11)%	0.07%	(0.90)%	(1.64)%	(5.87)%
After Waiver
Ratio of Expenses to Average Net Assets	1.50%	1.50%	1.57%	1.70%	1.50%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.59%	1.00%	0.69%	0.43%	0.84%
Portfolio Turnover	83%	47%	84%	174%	41%

* Per share net investment income has been determined on the basis of average shares outstanding during the period.

** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends, and is not annualized for periods of less than one year.

*** The amount is less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.

Epiphany FFV Fund - Class A
Financial Highlights
Selected data for a share outstanding throughout the period.

	Years Ended
	10/31/2013	10/31/2012	10/31/2011	10/31/2010	10/31/2009

Net Asset Value, at Beginning of Period	$ 10.29	$ 9.28	$ 8.87	$ 7.62	$ 7.02

Income From Investment Operations:
Net Investment Income *	0.06	0.10	0.07	0.03	0.06
Net Gain (Loss) on Securities (Realized and Unrealized)	2.75	1.00	0.39	1.25	0.60
Total from Investment Operations	2.81	1.10	0.46	1.28	0.66

Distributions:
From Net Investment Income	(0.09)	(0.09)	(0.05)	(0.03)	(0.06)
From Net Realized Gain	(0.17)	-	-	-	-
Total from Distributions	(0.26)	(0.09)	(0.05)	(0.03)	(0.06)

Redemption Fees ***	-	-	-	-	-

Net Asset Value, at End of Period	$ 12.84	$ 10.29	$ 9.28	$ 8.87	$ 7.62

Total Return **	27.87%	11.93%	5.21%	16.88%	0.10%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 3,309	$ 1,346	$ 518	$ 199	$ 84
Before Waiver
Ratio of Expenses to Average Net Assets	2.10%	2.38%	3.24%	3.75%	8.22%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.11)%	0.07%	(0.93)%	(1.70)%	(5.90)%
After Waiver
Ratio of Expenses to Average Net Assets	1.50%	1.50%	1.56%	1.69%	1.50%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.49%	0.96%	0.75%	0.36%	0.82%
Portfolio Turnover	83%	47%	84%	174%	41%

* Per share net investment income has been determined on the basis of average shares outstanding during the period.

** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends, and is not annualized for periods of less than one year.

*** The amount is less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.

Epiphany FFV Fund - Class C
Financial Highlights
Selected data for a share outstanding throughout the period.

	Years Ended
	10/31/2013	10/31/2012	10/31/2011	10/31/2010	10/31/2009

Net Asset Value, at Beginning of Period	$ 10.19	$ 9.20	$ 8.80	$ 7.62	$ 7.00

Income From Investment Operations:
Net Investment Income (Loss) *	(0.07)	0.02	(0.01)	(0.02)	0.01
Net Gain (Loss) on Securities (Realized and Unrealized)	2.77	0.99	0.41	1.21	0.63
Total from Investment Operations	2.70	1.01	0.40	1.19	0.64

Distributions:
From Net Investment Income	(0.01)	(0.02)	-	(0.01)	(0.02)
From Net Realized Gain	(0.17)	-	-	-	-
Total from Distributions	(0.18)	(0.02)	-	(0.01)	(0.02)

Redemption Fees ***	-	-	-	-	-

Net Asset Value, at End of Period	$ 12.71	$ 10.19	$ 9.20	$ 8.80	$ 7.62

Total Return **	27.01%	10.98%	4.55%	15.57%	9.12%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 6,524	$ 150	$ 55	$ 83	$ 11
Before Waiver
Ratio of Expenses to Average Net Assets	2.59%	3.15%	3.82%	4.51%	8.97%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.89)%	(0.74)%	(1.62)%	(2.29)%	(6.42)%
After Waiver
Ratio of Expenses to Average Net Assets	2.25%	2.25%	2.33%	2.45%	2.25%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.55)%	0.16%	(0.13)%	(0.23)%	0.29%
Portfolio Turnover	83%	47%	84%	174%	41%

* Per share net investment income has been determined on the basis of average shares outstanding during the period.

** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends, and is not annualized for periods of less than one year.

*** The amount is less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.

Epiphany FFV Strategic Income Fund - Class N
Financial Highlights
Selected data for a share outstanding throughout the period.

					Period
	Years Ended				Ended
	10/31/2013	10/31/2012	10/31/2011		10/31/2010	(a)

Net Asset Value, at Beginning of Period	$ 10.46	$ 10.21	$ 10.26		$ 10.00

Income From Investment Operations:
Net Investment Income (Loss) *	0.29	0.32	0.37		0.24
Net Gain (Loss) on Securities (Realized and Unrealized)	(0.19)	0.24	(0.07)		0.22
Total from Investment Operations	0.10	0.56	0.30		0.46

Distributions:
From Net Investment Income	(0.22)	(0.31)	(0.35)		(0.20)
From Net Realized Gain	(0.02)	-	-	***	-
Total from Distributions	(0.24)	(0.31)	(0.35)		(0.20)

Redemption Fees ***	-	-	-		-

Net Asset Value, at End of Period	$ 10.32	$ 10.46	$ 10.21		$ 10.26

Total Return **	0.93%	5.57%	3.04%		4.70%	(c)

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 9,961	$ 10,089	$ 8,816		$ 3,832
Before Waiver
Ratio of Expenses to Average Net Assets	1.75%	2.19%	3.15%		5.27%	(b)
Ratio of Net Investment Income (Loss) to Average Net Assets	2.25%	2.18%	1.73%		(0.16)%	(b)
After Waiver
Ratio of Expenses to Average Net Assets	1.25%	1.25%	1.25%		1.25%	(b)
Ratio of Net Investment Income (Loss) to Average Net Assets	2.75%	3.12%	3.63%		3.86%	(b)
Portfolio Turnover	47%	56%	53%		35%	(c)

(a) The Epiphany FFV Strategic Income Fund Class N commenced operations on March 1, 2010.
(b) Annualized
(c) Not Annualized
* Per share net investment income has been determined on the basis of average shares outstanding during the period.

** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends, and is not annualized for periods of less than one year.

*** The amount is less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.

Epiphany FFV Strategic Income Fund - Class A
Financial Highlights
Selected data for a share outstanding throughout the period.

					Period
	Years Ended				Ended
	10/31/2013	10/31/2012	10/31/2011		10/31/2010	(a)

Net Asset Value, at Beginning of Period	$ 10.51	$ 10.24	$ 10.27		$ 10.00

Income From Investment Operations:
Net Investment Income *	0.28	0.32	0.38		0.05
Net Gain (Loss) on Securities (Realized and Unrealized)	(0.19)	0.25	(0.08)		0.26
Total from Investment Operations	0.09	0.57	0.30		0.31

Distributions:
From Net Investment Income	(0.21)	(0.30)	(0.33)		(0.04)
From Net Realized Gain	(0.02)	-	-	***	-
Total from Distributions	(0.23)	(0.30)	(0.33)		(0.04)

Redemption Fees ***	-	-	-		-

Net Asset Value, at End of Period	$ 10.37	$ 10.51	$ 10.24		$ 10.27

Total Return **	0.89%	5.61%	3.05%		3.20%	(c)

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 3,688	$ 2,481	$ 752		$ 41
Before Waiver
Ratio of Expenses to Average Net Assets	2.26%	2.16%	3.05%		4.29%	(b)
Ratio of Net Investment Income (Loss) to Average Net Assets	1.65%	2.15%	1.94%		1.06%	(b)
After Waiver
Ratio of Expenses to Average Net Assets	1.25%	1.25%	1.25%		1.25%	(b)
Ratio of Net Investment Income (Loss) to Average Net Assets	2.67%	3.06%	3.73%		4.10%	(b)
Portfolio Turnover	47%	56%	53%		35%	(c)

(a) The Epiphany FFV Strategic Income Fund Class A commenced operations on July 28, 2010.
(b) Annualized
(c) Not Annualized
* Per share net investment income has been determined on the basis of average shares outstanding during the period.

** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends, and is not annualized for periods of less than one year.

*** The amount is less than $0.005 per share

The accompanying notes are an integral part of these financial statements.

Epiphany FFV Strategic Income Fund - Class C
Financial Highlights
Selected data for a share outstanding throughout the period.

					Period
	Years Ended				Ended
	10/31/2013	10/31/2012	10/31/2011		10/31/2010	(a)

Net Asset Value, at Beginning of Period	$ 10.46	$ 10.20	$ 10.26		$ 10.00

Income From Investment Operations:
Net Investment Income *	0.20	0.23	0.30		0.00	***
Net Gain (Loss) on Securities (Realized and Unrealized)	(0.18)	0.25	(0.08)		0.26
Total from Investment Operations	0.02	0.48	0.22		0.26

Distributions:
From Net Investment Income	(0.15)	(0.22)	(0.28)		-
From Net Realized Gain	(0.02)	-	-	***	-
Total from Distributions	(0.17)	(0.22)	(0.28)		-

Redemption Fees ***	-	-	-		-

Net Asset Value, at End of Period	$ 10.31	$ 10.46	$ 10.20		$ 10.26

Total Return **	0.16%	4.80%	2.23%		2.70%	(c)

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 568	$ 382	$ 126		$ 12
Before Waiver
Ratio of Expenses to Average Net Assets	2.49%	2.92%	3.74%		6.18%	(b)
Ratio of Net Investment Income (Loss) to Average Net Assets	1.40%	1.34%	1.18%		(2.26)%	(b)
After Waiver
Ratio of Expenses to Average Net Assets	2.00%	2.00%	2.01%		2.00%	(b)
Ratio of Net Investment Income (Loss) to Average Net Assets	1.90%	2.25%	2.91%		1.92%	(b)
Portfolio Turnover	47%	56%	53%		35%	(c)

(a) The Epiphany FFV Strategic Income Fund Class C commenced operations on July 28, 2010.
(b) Annualized
(c) Not Annualized
* Per share net investment income has been determined on the basis of average shares outstanding during the period.

** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends, and is not annualized for periods of less than one year.

*** The amount is less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.

Epiphany FFV Latin America Fund - Class N
Financial Highlights
Selected data for a share outstanding throughout the period.

		For the
	Year Ended	Period Ended
	10/31/2013	10/31/2012	(a)

Net Asset Value, at Beginning of Period	$ 9.61	$ 10.00

Income From Investment Operations:
Net Investment Income *	0.11	0.03
Net Loss on Securities (Realized and Unrealized)	(0.14)	(0.35)
Total from Investment Operations	(0.03)	(0.32)

Distributions:
From Net Investment Income	(0.10)	(0.07)
From Net Realized Gain	-	-
Total from Distributions	(0.10)	(0.07)

Redemption Fees ***	-	-

Net Asset Value, at End of Period	$ 9.48	$ 9.61

Total Return **	(0.18)%	(3.12)%	(b)

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 3,808	$ 1,714
Before Waiver
Ratio of Expenses to Average Net Assets	4.65%	11.40%	(c)
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.79)%	(9.08)%	(c)
After Waiver
Ratio of Expenses to Average Net Assets	1.75%	1.75%	(c)
Ratio of Net Investment Income (Loss) to Average Net Assets	1.11%	0.56%	(c)
Portfolio Turnover	11%	3%	(b)

(a) The Epiphany FFV Latin America Fund Class N commenced investment operations on March 12, 2012.
(b) Not annualized
(c) Annualized
* Per share net investment income has been determined on the basis of average shares outstanding during the period.

** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends, and is not annualized for periods of less than one year.

*** The amount is less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.

Epiphany FFV Latin America Fund - Class A
Financial Highlights
Selected data for a share outstanding throughout the period.

		For the
	Year Ended	Period Ended
	10/31/2013	10/31/2012	(a)

Net Asset Value, at Beginning of Period	$ 9.59	$ 10.00

Income From Investment Operations:
Net Investment Income (Loss) *	0.07	(0.08)
Net Gain (Loss) on Securities (Realized and Unrealized)	(0.08)	(0.24)
Total from Investment Operations	(0.01)	(0.32)

Distributions:
From Net Investment Income	(0.08)	(0.09)
From Net Realized Gain	-	-
Total from Distributions	(0.08)	(0.09)

Redemption Fees ***	-	-

Net Asset Value, at End of Period	$ 9.50	$ 9.59

Total Return **	(0.04)%	(3.14)%	(b)

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 1,115	$ 6
Before Waiver
Ratio of Expenses to Average Net Assets	3.90%	10.50%	(c)
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.41)%	(10.06)%	(c)
After Waiver
Ratio of Expenses to Average Net Assets	1.75%	1.75%	(c)
Ratio of Net Investment Income (Loss) to Average Net Assets	0.74%	(1.30)%	(c)
Portfolio Turnover	11%	3%	(b)

(a) The Epiphany FFV Latin America Fund Class A commenced investment operations on March 12, 2012.
(b) Not annualized
(c) Annualized
* Per share net investment income has been determined on the basis of average shares outstanding during the period.

** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends, and is not annualized for periods of less than one year.

*** The amount is less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.

Epiphany FFV Latin America Fund - Class C
Financial Highlights
Selected data for a share outstanding throughout the period.

		For the
	Year Ended	Period Ended
	10/31/2013	10/31/2012	(a)

Net Asset Value, at Beginning of Period	$ 9.57	$ 10.00

Income From Investment Operations:
Net Investment Income (Loss) *	(0.12)	(0.13)
Net Gain (Loss) on Securities (Realized and Unrealized)	0.02	(0.23)
Total from Investment Operations	(0.10)	(0.36)

Distributions:
From Net Investment Income	-	(0.07)
From Net Realized Gain	-	-
Total from Distributions	-	(0.07)

Redemption Fees ***	-	-

Net Asset Value, at End of Period	$ 9.47	$ 9.57

Total Return **	(1.04)%	(3.54)%	(b)

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 15	$ 1
Before Waiver
Ratio of Expenses to Average Net Assets	4.48%	12.71%	(c)
Ratio of Net Investment Income (Loss) to Average Net Assets	(3.28)%	(12.37)%	(c)
After Waiver
Ratio of Expenses to Average Net Assets	2.50%	2.50%	(c)
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.30)%	(2.16)%	(c)
Portfolio Turnover	11%	3%	(b)

(a) The Epiphany FFV Latin America Fund Class C commenced operations on March 12, 2012.
(b) Not annualized
(c) Annualized
* Per share net investment income has been determined on the basis of average shares outstanding during the period.

** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends, and is not annualized for periods of less than one year.

*** The amount is less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.

Epiphany FFV Global Ecologic Fund - Class N
Financial Highlights
Selected data for a share outstanding throughout the period.

	For the
	Period Ended
	10/31/2013	(a)

Net Asset Value, at Beginning of Period	$ 10.00

Income From Investment Operations:
Net Investment Income (Loss) *	(0.01)
Net Gain (Loss) on Securities (Realized and Unrealized)	1.85
Total from Investment Operations	1.84

Distributions:
From Net Investment Income (d)	-
From Net Realized Gain	-
Total from Distributions	-

Redemption Fees (d)	-

Net Asset Value, at End of Period	$ 11.84

Total Return **	18.43%	(b)

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 1,146
Before Waiver
Ratio of Expenses to Average Net Assets	18.85%	(c)
Ratio of Net Investment Income (Loss) to Average Net Assets	(17.52)%	(c)
After Waiver
Ratio of Expenses to Average Net Assets	1.50%	(c)
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.15)%	(c)
Portfolio Turnover	41%	(b)

(a) The Epiphany FFV Global Ecologic Fund Class N commenced investment operations on February 4, 2013.
(b) Not annualized
(c) Annualized
(d) Amount is less than $0.005 per share.
* Per share net investment income has been determined on the basis of average shares outstanding during the period.

** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends, and is not annualized for periods of less than one year.

The accompanying notes are an integral part of these financial statements.

Epiphany FFV Global Ecologic Fund - Class A
Financial Highlights
Selected data for a share outstanding throughout the period.

	For the
	Period Ended
	10/31/2013	(a)

Net Asset Value, at Beginning of Period	$ 10.00

Income From Investment Operations:
Net Investment Income (Loss) *	(0.02)
Net Gain (Loss) on Securities (Realized and Unrealized)	1.87
Total from Investment Operations	1.85

Distributions:
From Net Investment Income	-
From Net Realized Gain	-
Total from Distributions	-

Redemption Fees (d)	-

Net Asset Value, at End of Period	$ 11.85

Total Return **	18.50%	(b)

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 15
Before Waiver
Ratio of Expenses to Average Net Assets	24.26%	(c)
Ratio of Net Investment Income (Loss) to Average Net Assets	(23.00)%	(c)
After Waiver
Ratio of Expenses to Average Net Assets	1.50%	(c)
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.24)%	(c)
Portfolio Turnover	41%	(b)

(a) The Epiphany FFV Global Ecologic Fund Class A commenced investment operations on February 4, 2013.
(b) Not annualized
(c) Annualized
(d) Amount is less than $0.005 per share.
* Per share net investment income has been determined on the basis of average shares outstanding during the period.

** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends, and is not annualized for periods of less than one year.

The accompanying notes are an integral part of these financial statements.

Epiphany FFV Global Ecologic Fund - Class C
Financial Highlights
Selected data for a share outstanding throughout the period.

	For the
	Period Ended
	10/31/2013	(a)

Net Asset Value, at Beginning of Period	$ 10.00

Income From Investment Operations:
Net Investment Income (Loss) *	(0.06)
Net Gain (Loss) on Securities (Realized and Unrealized)	1.83
Total from Investment Operations	1.78

Distributions:
From Net Investment Income	-
From Net Realized Gain	-
Total from Distributions	-

Redemption Fees (d)	-

Net Asset Value, at End of Period	$ 11.78

Total Return **	17.80%	(b)

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 1
Before Waiver
Ratio of Expenses to Average Net Assets	45.50%	(c)
Ratio of Net Investment Income (Loss) to Average Net Assets	(43.95)%	(c)
After Waiver
Ratio of Expenses to Average Net Assets	2.25%	(c)
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.71)%	(c)
Portfolio Turnover	41%	(b)

(a) The Epiphany FFV Global Ecologic Fund Class C commenced investment operations on February 4, 2013.
(b) Not annualized
(c) Annualized
(d) Amount is less than $0.005 per share.
* Per share net investment income has been determined on the basis of average shares outstanding during the period.

** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends, and is not annualized for periods of less than one year.

The accompanying notes are an integral part of these financial statements.

EPIPHANY FUNDS

NOTES TO FINANCIAL STATEMENTS

OCTOBER 31, 2013

1.  ORGANIZATION

Epiphany Funds (the "Trust") was organized as an Ohio Business Trust on September 27, 2006.  The Trust is registered as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act").  The Trust consists of four funds: the Epiphany FFV Fund (“FFV Fund”); the Epiphany FFV Strategic Income Fund (“Strategic Income Fund”), Epiphany FFV Latin America Fund (“Latin America Fund”), and the Epiphany FFV Global Ecologic Fund (“Global Ecologic Fund”) (collectively the “Funds”).  The Trust became effective with the Securities and Exchange Commission on January 5, 2007 and commenced investment operations on January 8, 2007.  Each Fund is registered to offer three classes of shares, Class N, Class A and Class C.  Each class differs as to sales and redemption charges, minimum investment amounts and ongoing fees.  Income and realized/unrealized gains or losses are allocated to each class based on relative share balances.

The Global Ecologic Fund commenced investment operations on February 4, 2013.  Throughout the report the statement “for the year ended October 31, 2013” refers to the commencement of investment operations for the Global Ecologic Fund.

Each of the Funds is diversified and has the following investment objective.  The investment objective of the FFV Fund is to seek long-term growth of capital from investments in companies whose business activities and practices are consistent with fundamental Christian moral and ethical principles.  The investment objective of the Strategic Income Fund is to seek income from investments in income-producing securities issued by corporations whose business activities and practices are consistent with fundamental Christian moral and ethical principles.  The investment objective of Latin America Fund and the Global Ecologic Fund are to seek long-term growth of capital. The investment adviser to the Funds is Trinity Fiduciary Partners LLC (the "Adviser").  The Sub-Adviser to the Global Ecologic Fund is Ecologic Advisors, Inc. and the Sub-Adviser to the Strategic Income Fund is Dana Investment Advisors, Inc.  (the “Sub-Advisers”).

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds.  The policies are in conformity with accounting principles generally accepted in the United States of America.

Foreign currency - Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Options transactions - The Funds may utilize call and put options to attempt to protect against possible changes in the market value of securities held in or to be purchased for a Fund's portfolio and to generate income or gain for the Funds.  The ability of the Funds to successfully utilize options will depend on the Advisor’s ability to predict pertinent market movements, which cannot be assured.  The Funds will comply with applicable regulatory requirements when implementing these techniques and instruments.

A Fund may write call options only if it (i) owns an offsetting position in the underlying security or (ii) has an absolute or immediate right to acquire that security without additional cash consideration or exchange of other securities held in its portfolio.   When a Fund writes an option, there is no taxable event and an amount equal to the premium received is recorded by the Fund as an asset and an equivalent liability.  The liability is thereafter valued to reflect the current value of the option.  If the option is not exercised and expires, or if a Fund effects a closing purchase transaction, the Fund realizes a gain (or loss in the case of a closing purchase transaction where the cost to close the transaction exceeds the original premium received), and the liability related to the option is extinguished.  Any such gain or loss generally is a short-term capital gain or loss for federal income tax purposes.  If a call option that a Fund has written on any equity security is exercised, the Fund realizes a capital gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received.  If a put option that a Fund has written on an equity security is exercised, the amount of the premium originally received reduces the cost of the security that the Fund purchases upon exercise of the option.  When a Fund writes a put option, the Fund must deposit cash or liquid securities into a segregated account equal to the put option’s exercise value (number of shares times strike price).

The Funds are subject to equity price risk in the normal course of pursuing its investment objective and may purchase or sell options to help hedge against risk.  See Note 5 for details on options transactions entered into during the year for the Funds.

Federal Income Tax - The Trust has qualified and intends to continue to qualify as a regulated investment company and to comply with the applicable provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its taxable income to its shareholders.  Therefore, no federal income tax provision is required.

The Funds recognize the tax benefits of uncertain tax positions only where the position is "more likely than not" to be sustained assuming examination by tax authorities.  Management has reviewed the tax positions taken on its 2010-2012 returns and in the Funds’ 2013 returns and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. The Funds identify its major tax jurisdictions as U.S. Federal and Ohio State.  The Funds recognize interest and penalties, if any, related to unrecognized tax expense as income tax expense in the Statement of Operations.  During the year ended October 31, 2013, the Funds did not incur any interest or penalties.

Cash and Cash Equivalents - The Funds maintain their cash in an account at a regional bank which, at times, may exceed federally insured limits. The Funds have not experienced any losses in such accounts and believe it is not exposed to any significant credit risk on its cash deposits.

Distribution to Shareholders - The following table summarizes each Fund’s dividend and capital gain declaration policy:

Fund	Income Dividends	Capital Gains
FFV Fund	Quarterly	Annually
Strategic Income Fund	Monthly	Annually
Latin America Fund	Quarterly	Annually
Global Ecologic Fund	Quarterly	Annually

Each Fund records dividends and distributions to its shareholders on the ex-dividend date.  The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These “book-tax” differences are either permanent or temporary in nature.  To the extent these differences are permanent in nature, such amounts are reclassified within the net asset accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. To the extent dividends and distributions exceed current and accumulated earnings and profits for federal income tax purposes; they are reported as distributions of paid-in-surplus or tax return of capital.

Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

Other - Investment and shareholder transactions are recorded on trade date.  The Funds determine the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds.  Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.  When a security in a Fund distributes a non-cash dividend, the non-cash dividend is included in the Fund’s income and the cost basis of the security is adjusted accordingly.  Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Allocation of Expenses - Expenses specifically attributable to a particular Fund are borne by that Fund.  Other expenses are allocated to each Fund based on its net assets in relation to the total net assets of all the applicable Funds of the Trust or another reasonable basis.

Share Class Accounting - Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to each respective class shares of the respective Fund on the basis of the daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

Reclassifications - As of October 31, 2013, the FFV Global Ecologic Fund recorded permanent book/tax differences of $515 from net investment loss to realized gains. This reclassification has no impact on the net asset value of the Fund and is designed generally to present undistributed income and net realized gains on a tax basis, which is considered to be more informative to shareholders.

Subsequent Events - Management has evaluated the impact of all subsequent events on the Funds through the issuance of these financial statements and has noted no such events requiring disclosure.

3.  FAIR VALUE

Investment Valuation - The net asset value per share of the Funds are determined as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern Time) on each day when the New York Stock Exchange is open for trading.  Assets for which market quotations are available are valued as follows: (a) securities that are traded on any stock exchange are generally valued at the last quoted sale price, or, if there were no sales on that day, at its last reported bid price; (b) securities traded on the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price; (c) fixed income securities generally are valued by using market quotations but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices more accurately reflect the fair market value of such securities; (d) short-term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board of Trustees of the Trust (the "Board") has determined represents fair value.  When market quotations are not readily available, when the Adviser or the Sub-Advisers determine that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review by the Board.  At October 31, 2013, no securities were fair valued by the Adviser or Sub-Adviser.

In accordance with the Trust’s good faith pricing guidelines, the Adviser or the Sub-Advisers are required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above.  No single standard exists for determining fair value controls, since fair value depends upon the circumstances of each individual case.  As a general principle, the current fair value of securities being valued by the Adviser or the Sub-Advisers would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale.  Methods which are in accord with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

Valuation of Fund of Funds - The Funds may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”).  The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the Underlying Funds.

Open-ended funds are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Funds will not change.

Each investment asset or liabilities of the Funds are assigned a level at measurement date based on the significance and source of the inputs to its valuation.  Various inputs are used in determining the value of each Fund’s investments.  These inputs are summarized in the three broad levels listed below:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an active market, price for similar instruments, interest rates, prepayment speeds, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of inputs used as of October 31, 2013 in valuing the Funds’ investments carried at value:

FFV Fund
Investments in Securities	Level 1	Level 2	Level 3	Total

Common Stocks	$22,536,780	$ -	$ -	$22,536,780
Real Estate Investment Trusts	584,016			584,016
Short-Term Investments:
Fidelity Money Market Portfolio Institutional Class	641,428	-	-	641,428
	$23,762,224	$ -	$ -	$23,762,224

Strategic Income Fund
Investments in Securities - Assets	Level 1	Level 2	Level 3	Total

Common Stocks	$745,089	$ -	$ -	$75,089
Closed-End Mutual Funds	580,465			580,465
Corporate Bonds	-	2,856,832	-	2,856,832
Limited Partnerships	458,662	-	-	458,662
Municipal Bonds	-	1,419,889	-	1,419,889
Preferred Securities	1,768,720	-	-	1,768,720
Real Estate Investment Trusts	1,392,463	-	-	1,392,463
U.S. Government Agencies and Obligations	-	4,256,300	-	4,256,300
Put Options	28,400	-	-	28,400
Short-Term Investments:
Fidelity Money Market Portfolio Institutional Class	480,295	-	-	480,295
	$5,454,094	$ 8,533,021	$ -	$13,987,115
Strategic Income Fund
Liabilities
Put Options Written	$10,000	$ -	$ -	$10,000

Latin America Fund
Investments in Securities	Level 1	Level 2	Level 3	Total

Common Stocks	$4,441,727	$ -	$ -	$4,441,727
Exchange Traded Funds	325,113	-	-	325,113
Real estate Investment Trusts	81,026	-	-	81,026
Short-Term Investments:
Fidelity Money Market Portfolio Institutional Class	58,439	-	-	58,439
	$4,906,305	$ -	$ -	$4,906,305

Global Ecologic Fund
Investments in Securities	Level 1	Level 2	Level 3	Total

Common Stocks	$1,113,813	$ -	$ -	$1,113,813
Short-Term Investments:
Fidelity Money Market Portfolio Institutional Class	46,205	-	-	46,205
	$1,160,018	$ -	$ -	$1,160,018

The Funds did not hold any Level 3 assets during the period ended October 31, 2013. There were no significant transfers into or out of Level 1 or Level 2 during the period. It is the Funds’ policy to recognize transfers into and out of Level 1 and Level 2 at the end of the reporting period.

4.  INVESTMENT TRANSACTIONS

For the year ended October 31, 2013, aggregate purchases and sales of investment securities (excluding short-term investments) for the Funds were as follows:

Fund	Purchases	Sales
FFV Fund	$ 20,196,795	$ 13,827,658
Strategic Income Fund	7,393,209	6,237,760
Latin America Fund	3,726,137	345,065
Global Ecologic Fund	1,196,641	175,301

5.  OPTION TRANSACTIONS

The number of option contracts written and the premiums received by the FFV Fund during the year ended October 31, 2013, were as follows:

	Number of Contracts	Premiums Received
Options outstanding, October 31, 2012	-	$ -
Options written	5	523
Options exercised	(-)	(-)
Options expired	(5)	(523)
Options closed	(-)	(-)
Options outstanding, October 31, 2013	-	$ -

The number of option contracts purchased and the premiums received by the FFV Fund during the year ended October 31, 2013, was as follows:

	Number of Contracts	Premiums Paid
Options outstanding, October 31, 2012	-	$ -
Options purchased	5	793
Options exercised	(-)	(-)
Options expired	(-)	(-)
Options terminated	(5)	(793)
Options outstanding, October 31, 2013	-	$ -

As of October 31, 2013, the amount of unrealized depreciation and realized loss on option contracts subject to equity price risk amounted to $0 and $(220), respectively for the FFV Fund.  Such figures can be found on the Statement of Assets & Liabilities and Statement of Operations.

The number of option contracts written and the premiums received by the Strategic Income Fund during the year ended October 31, 2013, was as follows:

	Number of Contracts	Premiums Received
Options outstanding, October 31, 2012	-	$ -
Options written	400	70,627
Options exercised	(-)	(-)
Options expired	(-)	(-)
Options closed	(-)	(-)
Options outstanding, October 31, 2013	400	$ 70,627

The number of option contracts purchased and the premiums received by the Strategic Income Fund during the year ended October 31, 2013, was as follows:

	Number of Contracts	Premiums Paid
Options outstanding, October 31, 2012	-	$ -
Options purchased	400	108,144
Options exercised	(-)	(-)
Options expired	(-)	(-)
Options terminated	(-)	(-)
Options outstanding, October 31, 2013	400	$ 108,144

As of October 31, 2013, the amount of unrealized depreciation and realized loss on option contracts subject to equity price risk amounted to $(19,117) and $0, respectively for the Strategic Income Fund.  Such figures can be found on the Statement of Assets & Liabilities and Statement of Operations.

6.  ADVISORY AGREEMENT AND OTHER RELATED PARTY TRANSACTIONS

The business activities of the Funds are supervised under the direction of the Board, which is responsible for the overall management of the Funds.  Trinity Fiduciary Partners LLC serves as the Funds’ investment adviser (the “Adviser”).  Sam Saladino, a Trustee of the Trust, is also the Chief Executive Officer of the Adviser.

Trinity Fiduciary Partners LLC (the "Adviser") acts as investment adviser for the Funds pursuant to the terms of a Management Agreement (the "Management Agreement").  Under the terms of the Management Agreement, the Adviser, subject to the supervision of the Board, provides or arranges to be provided to the Funds such investment advice as it deems advisable and will furnish or arrange to be furnished a continuous investment program for the Funds consistent with the Funds’ investment objective and policies.  As compensation for its services, the Funds are obligated to pay the Adviser a fee computed and accrued daily and paid monthly in arrears at an annual rate of 0.75% of the average daily net assets of the FFV Fund, 0.50% of the average daily net assets of the Strategic Income Fund, 1.00% of the average daily net assets of the Latin America Fund, and 0.80% of the average daily net assets of the Global Ecologic Fund. Pursuant to a sub-advisory agreement, the Adviser pays the sub-adviser, Dana Investment Advisors, Inc., a sub-advisory fee, computed on average daily net assets and accrued daily and paid monthly, at the following annual rate of 0.10% of the Strategic Income Fund.  Pursuant to a sub-advisory agreement, the Adviser pays the sub-adviser, Ecologic Advisors, Inc., a sub-advisory fee, computed on average daily net assets and accrued daily and paid monthly, at an annual rate of: 0.40% of the Global Ecologic Fund.  For the year ended October 31, 2013, the Adviser earned management fees of, and owed the Funds the following:

Fund	Earned during the year ended October 31, 2013	Owed to the Fund at October 31, 2013
FFV Fund		$719
Class N	$95,879
Class A	$15,510
Class C	$18,291
Strategic Income Fund		$8,846
Class N	$50,669
Class A	$15,877
Class C	$2,497
Latin America Fund		$2,265
Class N	$26,569
Class A	$5,804
Class C	$63
Global Ecologic Fund		$4,189
Class N	$2,550
Class A	$53
Class C	$6

Pursuant to a written contract (the “Waiver Agreement”), the Adviser has agreed to waive, at least until February 28, 2014, a portion of its advisory fee and has agreed to reimburse the Funds for other expenses to the extent necessary so that the total expenses incurred by the Funds (excluding brokerage fees and commissions, acquiring fund fees and expenses, borrowing costs such as interest and dividend expense on securities sold short, taxes or extraordinary expenses, such as litigation, not incurred in the ordinary course of the Funds’ business) do not exceed 1.50%, 2.25%, and 1.50% per annum for Class A, C, and N, respectively, of the FFV Fund’s, 1.75%, 2.50%, and 1.75% per annum for Class A, C, and N shares respectively, of the Latin America Fund’s, 1.25%, 2.00%  and 1.25%, per annum for Class A, C, and N shares respectively, of the Strategic Income Fund’s, 1.50%, 2.25% and 1.50% per annum for the Class A, C and N shares respectively, of the Global Ecologic Fund’s average daily net assets.  During the year ended October 31, 2013, the Adviser waived/reimbursed fees for the Funds as follows:

Fund

Waiver/Reimbursement

FFV Fund

$ 110,575

Strategic Income Fund

$   85,189

Latin America Fund

$   90,030

Global Ecologic Fund

$   57,688

If the Adviser waives any fee or reimburses any expense pursuant to the Waiver Agreement, and the Funds’ Operating Expenses are subsequently less than the percentages indicated above the Adviser shall be entitled to reimbursement by the Funds for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Funds’ expenses to exceed 1.50%, 2.25%, and 1.50% per annum for Class A, C and N shares respectively of the FFV Fund, 1.75%, 2.50%, and 1.75% per annum for Class A, C and N shares respectively, of the Latin America Fund, 1.25%, 2.00%, and 1.25%, per annum for Class A, C and N shares respectively, of the Strategic Income Fund, and 1.50%, 2.25% and 1.50% per annum for the Class A, C and N shares respectively, of the Global Ecologic Fund.  The Adviser may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement).   No amounts will be paid to the Adviser in any fiscal quarter unless the Board determines that reimbursement is in the best interests of each Fund and its shareholders.

During the period ended October 31, 2013 the Adviser has the following waived expenses that may be recovered no later then the dates indicated:

	October 31, 2014	October 31, 2015	October 31, 2016	Total
FFV Fund *	$ 205,057	$ 104,805	$ 110,575	$ 420,437
FFV Strategic Income Fund	$ 122,423	$ 108,035	$ 85,189	$ 315,647
FFV Latin America Fund	$ -	$ 84,733	$ 90,030	$ 174,763
FFV Global Ecologic Fund	$ -	$ -	$ 57,688	$ 57,688

* The FFV Small Cap Fund merged with the FFV Fund on June 22, 2012.  Expenses waivers that were available for recapture for the FFV Small Cap Fund were assigned to the FFV Fund upon completion of the merger, and are available for recapture now by the FFV Fund.  The expense recapture amounts that were assigned to the FFV Fund from the FFV Small Cap Fund were $60,136 that expires on October 31, 2013 and $77,543 that expires on October 31, 2014.

Compliance Officer - The Chief Compliance Officer of the Trust (“CCO”) is appointed by the Trust and is contracted by the Advisor.  The Trust pays the Advisor a fee for providing CCO services, of which each fund pays its share along with other series of the Trust.  In addition, the Trust reimburses the Advisor for out-of-pocket expenses incurred, if any, for providing these services.

The Board has adopted a Distribution Plan and Agreement pursuant to Rule 12b-1 under the 1940 Act (the “Plan”).  The Plan provides that a monthly service and/or distribution fee is calculated by the Funds at annual rates of 0.25%, 0.25% and 1.00% of the average daily net assets attributable to Class A, Class N and C shares, respectively, and is paid to the Adviser, to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Funds’ shareholder accounts, not otherwise required to be provided by the Adviser. The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 expenses incurred.  Please refer to the Statement of Operations for expense breakout by Fund and Class.

Distributor - Effective, February 16, 2012, Rafferty Capital Markets, LLC (“Distributor”) serves as the principal underwriter to the Funds pursuant to a distribution agreement dated January 17, 2012.  Class N shares are offered at net asset value (“NAV”) with no front-end sales charge nor do they incur a sales charge at the time of redemption.  Class A shares are offered at NAV plus a front-end sales charge of up to 5%.  The front-end sales charge is determined by the amount of your investment and is reduced on purchases exceeding $50,000.  Class C shares are offered at NAV with no front-end sales charge.  If you sell your Class C shares within one year of purchase, the shares will be subject to a 1% contingent deferred sales charge (“CDSC”).  The CDSC is deduction from the redemption proceeds.  The Distributor retains the fees in connection with the sales and redemptions of both Class A and Class C shares.

7.  REDEMPTION FEES

The Funds may assess a short-term redemption fee of 2.00% of the total redemption amount if shareholders sell their shares after holding them for less than 60 days. The redemption fee is paid directly to the Fund.  For the year ended October 31, 2013, there were $2,121 of redemption fees assessed in the FFV Fund, $1,538 of redemption fees assessed to Strategic Income Fund, $158 of redemption fees assessed to Latin America Fund and $19 of redemption fees assessed to Global Ecologic Fund. The redemption fees are included in paid in capital of each Fund.

8.  DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions for the year ended October 31, 2013, was as follows:

	Ordinary Income	Capital Gains	Total
FFV Fund	$ 107,077	$ 225,614	$ 332,691
Strategic Income Fund	$ 282,638	$ 25,724	$ 308,362
Latin America Fund	$ 38,903	$ -	$ 38,903
Global Ecologic Fund	$ 116	$ -	$ 116

The tax character of distributions for the year ended October 31, 2012, was as follows:

	Ordinary Income	Long-Term Capital Gain	Total
FFV Fund	$102,520	$-	$102,520
FFV Strategic Income Fund	342,785	-	342,785
Latin America Fund	10,354	-	10,354

9.  TAX MATTERS

The Funds tax basis capital gains and losses are determined only at the end of each fiscal year.  For tax purposes, at October 31, 2013, the following represents the tax basis capital gains and losses:

	FFV	FFV Strategic Income	FFV Latin America	FFV Global Ecologic
	Fund	Fund	Fund	Fund

Undistributed ordinary income	$ 544,673	$ 89,293	$ -0-	$ 5,980
Accumulated realized gains	$ 2,189,000	$ -0-	$ -0-	$ -0-

Capital Loss Carry-forwards (a)
Long-Term	$ -0-	$ -0-	$ 47,598	$ -0-
Short-Term	$ -0-	$ -0-	$ 76,989	$ -0-
	$ -0-	$ -0-	$ 124,587	$ -0-

As of October 31, 2013, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities for each of the Funds were as follows:

	FFV	FFV Strategic Income	FFV Latin America	FFV Global Ecologic
	Fund	Fund	Fund	Fund

Gross unrealized appreciation on investment securities,	$ 3,137,674	$ 385,875	$ 360,671	$ 107,169
Gross unrealized depreciation on investment securities	(378,533)	(274,048)	(468,504)	(21,610)
Net unrealized appreciation (depreciation) on investment securities	$ 2,759,141	$ 111,827	$(107,833)	$ 85,560

Cost of investment securities (including short-term
Investments)**	$21,003,083	$13,935,915	$5,014,138	$1,074,418

** The difference between the book cost and tax cost of investments represents disallowed wash sales for tax purposes, if applicable.

(a) The capital loss carryforward will be used to offset any capital gains realized by the Fund in future years through the expiration date. The Fund will not make distributions from capital gains while a capital loss carryforward remains.

Permanent book and tax differences relating to shareholder distributions may result in reclassifications to paid in capital and may affect the per-share allocation between net investment income and realized and unrealized gain/loss.  Undistributed net investment income and accumulated undistributed net realized gain/loss on investment transactions may include temporary book and tax differences which reverse in subsequent periods.  Any taxable income or gain remaining at fiscal year-end is distributed in the following year.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Fund. In general, the provisions of the Act will be effective for the Fund’s fiscal year ending October 31, 2012. Although the Act provides several benefits, including unlimited carryover on future capital losses, there may be greater likelihood that all of a portion of the Fund’s pre-enactment capital loss carryovers may expire without being utilized due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryovers.

10.  CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940, as amended. As of October 31, 2013, Charles Schwab & Co., for the benefit of others, in aggregate, owned approximately 32.01% of the Strategic Income Fund and may be deemed to control the Fund.  As of October 31, 2013, Charles Schwab & Co., for the benefit of others, in aggregate, owned approximately 25.12% and Pershing LLC, for the benefit of others, in aggregate, owned approximately 32.88% of the Latin America Fund and may be deemed to control the Fund.  As of October 31, 2013, Charles Schwab & Co., for the benefit of others, in aggregate, owned approximately 83.77% of the Global Ecologic Fund and may be deemed to control the Fund.

11.  NEW ACCOUNTING PRONOUNCEMENTS

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (“ASU”) No. 2011-11 (the “Pronouncement”) related to disclosures about offsetting assets and liabilities.  The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.

In January 2013, the FASB issued ASU 2013-01, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, which replaced ASU 2011-11. ASU 2011 was intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. ASU 2013-01 limits the scope of the new statement of assets and liabilities offsetting disclosures to derivatives, repurchase agreements and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. Both ASU 2011-11 and ASU 2013-01 are effective for interim or annual periods beginning on or after January 1, 2013. Management is currently evaluating the impact that these pronouncements may have on the Fund’s financial statements.

In June 2013, the FASB issued ASU 2013-08, Financial Services Investment Companies, which updates the scope, measurement, and disclosure requirements for U.S. GAAP including identifying characteristics of an investment company, measurement of ownership in other investment companies and requires additional disclosures regarding investment company status and following guidance in Topic 946 of the FASB Accounting Standards Codification (FASC).  The ASU is effective for interim and annual reporting periods that begin after December 15, 2013.  Management is currently evaluating the impact that these pronouncements may have on the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and

Board of Trustees

The Epiphany Funds

We have audited the accompanying statements of assets and liabilities of the Epiphany FFV Fund (“FFV Fund”), Epiphany FFV Strategic Income  Fund (“Strategic Income Fund”), Epiphany FFV Latin America Fund (“Latin America Fund”), and Epiphany FFV Global Ecologic Fund (“Global Ecologic Fund”), collectively the Funds, each a series of The Epiphany Funds, including the schedules of investments, as of October 31, 2013 and the related statements of operations for the year ended for the FFV Fund, Strategic Income Fund and Latin America Fund and the period February 1, 2013 (commencement of investment operations) through October 31, 2013 for the Global Ecologic Fund, the statements of changes in net assets for each of the two years in the period then ended for the FFV Fund and Strategic Income Fund, the year ended October 31, 2013 and for the period March 12, 2012 (commencement of investment operations) through October 31, 2012 for the Latin America Fund,  and for the period  February 1, 2013 (commencement of investment operations) through October 31, 2013 for the Global Ecologic Fund and the financial highlights for the five years for the period then ended for the FFV Fund, the three years in the period then ended and the period March 1, 2010 (commencement of investment operations) through October 31, 2010, for the Strategic Income Fund, the one year in the period then ended and for the period March 12, 2012 (commencement of investment operations) through October 31, 2012 for the Latin America Fund and the period February 1, 2013 (commencement of investment operations) through October 31, 2013 for the Global Ecologic Fund. These financial statements and financial highlights are the responsibility of the Funds’ management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds were not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting.  Accordingly, we express no such opinion.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities and cash owned as of October 31, 2013, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Epiphany FFV Fund, Epiphany FFV Strategic Income  Fund, Epiphany FFV Latin America Fund, and Epiphany FFV Global Ecologic Fund, collectively the Funds, each a series of The Epiphany Funds, as of October 31, 2013, the results of their operations, the changes in their net assets and the financial highlights for the periods indicated therein, through October 31, 2013 in conformity with accounting principles generally accepted in the United States of America.

Abington, Pennsylvania December 27, 2013

Epiphany Funds
Expense Illustration
October 31, 2013 (Unaudited)

Expense Example

As a shareholder of the Epiphany Fund(s), you incur ongoing costs which consist of management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, May 1, 2013 through October 31, 2013.
Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

		Epiphany FFV Fund Class N
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	May 1, 2013	October 31, 2013	May 1, 2013 to October 31, 2013

Actual	$1,000.00	$1,117.11	$8.00
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,017.64	$7.63

* Expenses are equal to the Fund's annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

		Epiphany FFV Fund Class A
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	May 1, 2013	October 31, 2013	May 1, 2013 to October 31, 2013

Actual	$1,000.00	$1,115.59	$8.00
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,017.64	$7.63

* Expenses are equal to the Fund's annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

		Epiphany FFV Fund Class C
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	May 1, 2013	October 31, 2013	May 1, 2013 to October 31, 2013

Actual	$1,000.00	$1,111.99	$11.98
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,013.86	$11.42

* Expenses are equal to the Fund's annualized expense ratio of 2.25%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

		Epiphany FFV Strategic Income Fund Class N
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	May 1, 2013	October 31, 2013	May 1, 2013 to October 31, 2013

Actual	$1,000.00	$982.02	$6.24
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,018.90	$6.36

* Expenses are equal to the Fund's annualized expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

		Epiphany FFV Strategic Income Fund Class A
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	May 1, 2013	October 31, 2013	May 1, 2013 to October 31, 2013

Actual	$1,000.00	$980.96	$6.24
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,018.90	$6.36

* Expenses are equal to the Fund's annualized expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

		Epiphany FFV Strategic Income Fund Class C
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	May 1, 2013	October 31, 2013	May 1, 2013 to October 31, 2013

Actual	$1,000.00	$978.11	$9.97
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,015.12	$10.16

* Expenses are equal to the Fund's annualized expense ratio of 2.00%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

		Epiphany FFV Latin America Fund Class N
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	May 1, 2013	October 31, 2013	May 1, 2013 to October 31, 2013

Actual	$1,000.00	$904.13	$8.40
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,016.38	$8.89

* Expenses are equal to the Fund's annualized expense ratio of 1.75%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

		Epiphany FFV Latin America Fund Class A
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	May 1, 2013	October 31, 2013	May 1, 2013 to October 31, 2013

Actual	$1,000.00	$904.40	$8.40
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,016.38	$8.89

* Expenses are equal to the Fund's annualized expense ratio of 1.75%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

		Epiphany FFV Latin America Fund Class C
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	May 1, 2013	October 31, 2013	May 1, 2013 to October 31, 2013

Actual	$1,000.00	$900.19	$11.97
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,012.60	$12.68

* Expenses are equal to the Fund's annualized expense ratio of 2.50%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

		Epiphany FFV Global Ecologic Fund Class N
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	May 1, 2013	October 31, 2013	May 1, 2013 to October 31, 2013

Actual	$1,000.00	$1,162.18	$8.17
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,017.64	$7.63

* Expenses are equal to the Fund's annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

		Epiphany FFV Global Ecologic Fund Class A
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	May 1, 2013	October 31, 2013	May 1, 2013 to October 31, 2013

Actual	$1,000.00	$1,162.90	$8.18
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,017.64	$7.63

* Expenses are equal to the Fund's annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

		Epiphany FFV Global Ecologic Fund Class C
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	May 1, 2013	October 31, 2013	May 1, 2013 to October 31, 2013

Actual	$1,000.00	$1,158.31	$12.24
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,013.86	$11.42

* Expenses are equal to the Fund's annualized expense ratio of 2.25%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EPIPHANY FUNDS

TRUSTEES AND OFFICERS

OCTOBER 31, 2013 (UNAUDITED)

Management Information. Following are the Trustees and Officers of the Trust, their age and address, their present position with the Trust, and their principal occupation during the past five years.  In case a vacancy or an anticipated vacancy on the Board of Trustees shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to certain restrictions under the 1940 Act. Those Trustees and Officers, who are “interested persons” (as defined in the 1940 Act) by virtue of their affiliation with either the Trust or the Adviser, are indicated in the table.  The Trust’s Statement of Additional Information includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 1-800-320-2185.

Name Address and Age	Position(s) Held with the Fund	Term of Office/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[1]	Other Directorships Held by Trustee
Robert J. Mitchell 306 W. 7th St., Suite 888 Fort Worth, TX 76102 Age: 66	Trustee	Indefinite/ Dec. 2006- present	Insurance Producer, Mitchell & Moroneso Insurance Services, Inc., since 1988.	4	Principal, Board Member, Mitchell & Moroneso IS, Inc.
William Reichenstein Baylor University Hankamer School of Business Waco, TX 76798 Age: 61	Trustee	Indefinite/ Dec. 2006 - present	Professor of Finance, Baylor University, since 1990. Principal, Retiree, Inc. since 2008.	4	Independent Director, CM Advisors Family of Funds
Joseph Kenneth Dalton 3613 Lands End St. Fort Worth, TX 76109 Age: 72	Trustee	Indefinite/ June 2009 - present	Retired	4	Independent Director, Rydex Mutual Funds and Rydex Variable Annuities; Independent Director, AA Sleeper Cab Co.

1 The “Fund Complex” consists of the Epiphany FFV Fund, the Epiphany FFV Strategic Income Fund, Epiphany FFV Latin America Fund, and the Epiphany FFV Global Ecologic Fund.

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the Investment Company Act of 1940, as amended, and each officer of the Trust.

Name, Address and Age	Position(s) Held with the Fund	Term of Office/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[1]	Other Directorships Held by Trustee
Samuel J. Saladino, III [2] 106 Decker Ct., Suite 226 Irving, TX 75062 Age: 40	President, Chairman and Trustee	Indefinite/ Dec. 2006 – present (Trustee since Sept. 2006)	Chief Executive Officer, Trinity Fiduciary Partners, LLC, investment adviser, since 2005. Owner, Ameriprise, financial planning (1995-2004).	4	None
C. Elizabeth Fahy 106 Decker Ct., Suite 226 Irving, TX 75062 Age: 37	General Counsel, Secretary and Chief Compliance Officer	Indefinite/ Nov. 2011- present (General Counsel and Secretary since Sept. 2012)	Chief Compliance Officer, Trinity Fiduciary Partners, LLC since 2011. Attorney, U.S. Dept. of Labor, (2002-2010). Attorney, U.S. Securities & Exchange Commission (2000-2002).	N/A	None
Nancy P. Benson 106 Decker Ct., Suite 226, Irving, TX 75062 Age: 42	Treasurer	Indefinite / May 2012- present	President, Trinity Fiduciary Partners, LLC since 2010. Managing Director of Treasury and Investor Relations of Pier 1 Imports (2002-2010).	N/A	None

1 The “Fund Complex” consists of the Epiphany FFV Fund, the Epiphany FFV Strategic Income Fund, Epiphany FFV Latin America Fund, and the Epiphany FFV Global Ecologic Fund.

2 Samuel J. Saladino, III is considered an “Interested” Trustee as defined in the Investment Company Act of 1940, as amended, because he is an officer of the Trust and Chief Executive Officer of the Fund’s investment adviser.

EPIPHANY FUNDS

ADDITIONAL INFORMATION

OCTOBER 31, 2013 (UNAUDITED)

Advisory and Sub-Advisory Agreement Renewal

In connection with a meeting held on September 25, 2013 (the “Meeting”), the Board of Trustees (the “Board”) of the Epiphany Funds (the “Trust”), including a majority of the Trustees who are not interested persons of the Trust or interested persons to any investment advisory agreement (the “Independent Trustees”), discussed the renewal of the investment advisory agreement (the “Management Agreement”) between Trinity Fiduciary Partners, LLC (“the “Adviser”) and the Trust, on behalf of the FFV Fund, FFV Strategic Income Fund, FFV Latin America Fund, and the Global Ecologic Fund (collectively, the “Funds”).  The Board also considered the renewal of the sub-advisory agreement between the Adviser and Dana Investment Advisers, Inc. (“Dana”) on behalf of the FFV Strategic Income Fund and Ecologic Advisors on behalf of the FFV Global Ecologic Fund.   In considering the Management Agreement and the sub-advisory agreement, the Board reviewed, discussed and considered written materials each of the Adviser and Dana had provided, as well as additional information presented at the meeting.  Representatives of each the Adviser and Dana also responded to any questions from the Trustees.

In their consideration of the renewal of the Management Agreement for the Funds and the sub-advisory agreements for the FFV Strategic Income Fund and the FFV Global Ecologic Fund, the Board, including the Independent Trustees, did not identify any single factor as controlling.  Matters considered by the Board in connection with its renewal of the Management Agreement and the sub-advisory included the following:

Nature, Extent and Quality of Services.  As to the nature, extent, and quality of the services provided by the Adviser, the Board considered the Adviser's investment philosophy, strategies and implementation process.  They noted the Adviser offers socially responsible investing (SRI) framed by key values of the Catholic Church and it screens four of the Funds using the FFV Scorecard®.  The focus of the screening is to protect the dignity of human life, support and protect employees and their families, and to reasonably safeguard the environment.  The Adviser reported its screening is consistent with the U.S. Conference of Catholic Bishops Socially Responsible Investment Guidelines and business practices are screened in four major areas: life and family exclusions, social justice, environmental record, corporate governance practices.  Companies that pass the initial screening are then additionally scored to determine their impact on society.  The Trustees noted they believe this commitment to socially responsible investing sets the Adviser apart from others in the marketplace.

In addition, the Board reviewed and discussed with management the Adviser's Form ADV, compliance policies and procedures manual provided, and copies of correspondence related to the firm’s recent SEC exam, all of which had been provided and also described the personnel, operations and policies of the firm with representatives of the Adviser.  The Board also reviewed a description of the organizational structure of the Adviser.  After some discussion, the Board, including the Independent Trustees, concluded that the Adviser has provided high quality advisory services to the Funds, and that the nature and extent of services provided by the Adviser to each Fund were reasonable and consistent with the Board's expectations.

Performance.  As to the Funds’ performance, the Board reviewed performance information provided in the Board Materials relative to each Fund’s benchmark, a peer group of funds with similar investment strategies and each Fund’s MorningStar category.

The Epiphany FFV Strategic Income Fund performance as of June 30, 2013 for the prior one year period was 3.02%, higher than the peer group average of 0.71%, the peer group average of 0.71% and the MorningStar Intermediate-Term Bond Category Average of 0.95%.  The Fund also outperformed over the 3-year period and for the period since inception the Fund (4.22%) performed in-line with the index (4.18%), but below the peer group (4.34%), and the MorningStar category average as a whole (4.71%).    The Board noted the peer group is comprised of all 15 retail mutual funds that are socially conscious and in the same Morningstar category.  After some discussion, The Board concluded the FFV Strategic Income Fund had good performance in the periods presented.

The Board next discussed the Epiphany FFV Fund performance as of June 30, 2013 for the prior one year period of 20.63%, noting it was lower than the peer group average of 24.49% but higher than the S&P 500 TR of 20.60% and equal to the MorningStar category average of 20.63%.  They considered that the performance as of June 30, 2013 since inception of 3.49% annualized return was lower than the peer group average of 4.13% but higher than the MorningStar category average of 3.45% and lower than the S&P 500 TR average of 4.28%.  The Trustees also reviewed the peer group, noting it is comprised of all 23 retail mutual funds that are socially conscious and in the same Morningstar category and the 3 year and 5 year performance and returns of the Fund vs. its benchmark, peer group and MorningStar category, which were positive performance, but lagged the index (16.23% vs. 18.45% for 3-year and 6.67% vs. 7.01% for 5-year).  The Board noted the Fund currently has a 4-star rating and concluded that the performance of the Fund has been strong, particularly considering the rough patch the Fund faced a few years ago.

The Board next reviewed the Epiphany FFV Latin America Fund performance as of June 30, 2013 for the prior one year period, noting -1.90% is better than the Morningstar category average of -5.45% and S&P Latin America 40 TR of -7.71%.  The performance as of June 30, 2013 since inception of -5.92% annualized return was also better than the Morningstar category average of -15.55% and S&P Latin America 40 TR of -14.84%.  The Board considered there are not any retail mutual funds that are socially conscious and in the same Latin America Stock Morningstar category which is why a separate peer group comparison was not presented.  After a lengthy discussion with the Fund’s portfolio manager, the Board concluded that returns of the FFV Latin America Fund outperformed both the benchmark and its MorningStar category even though Latin American companies may be currently out of favor with the market and the Fund has experienced losses.

The Board reviewed the Epiphany FFV Global Ecologic Fund performance as of June 30, 2013 since inception of 1.02% annualized return, which  is lower than the peer group average of 1.91%, peer group average of 1.91%, Morningstar World Stock category average of 1.67% and MSCI World NR of 2.35%.  They noted that the peer group is comprised of all 13 retail mutual funds that are socially conscious and in the same Morningstar category.  The Board considered that the FFV Global Ecologic Fund is very new and has less than one year of operations.  The Board discussed the performance with the Adviser and efforts to improve performance, recognizing that Fund’s strategy includes responsible investing which may result in a lag on performance during certain market cycles.

The Board concluded that the overall performance for each Fund was acceptable.

Fees and Expenses.  The Board next reviewed information in the peer group studies comparing the expense ratio of each Fund to those of its peer group and/or the MorningStar category average.

The Trustees noted the Epiphany FFV Strategic Income Fund advisory fee is 0.50%, which is higher than its peer group average of 0.39%, as calculated as of August 30, 2013.  However, they noted the range of peer group fees is between 0.60% and 0.18%.  The Trustees considered that the Fund size of the Epiphany FFV Strategic Income Fund is the smallest of all others in its peer group by a significant amount--as of August 30, 2013, the Fund was $13.988 million while the next smallest fund was $40.094 million.

The Epiphany FFV Fund advisory fee is 0.75%, which is higher than its peer group average of 0.57%, as reported as of August 30, 2013.  The Board noted the range of peer group fees is between 0.90% and 0.15% and the Epiphany FFV Fund is the second smallest fund in its peer group.  The Trustees considered the fact that only one fund in the peer group is smaller than the Epiphany FFV Fund, and its fee is 0.87%, which is higher.

The Epiphany FFV Latin America Fund advisory fee is 1.00%.  The Board noted again that the FFV Latin America Fund does not have a peer group, but its average net expense ratio of 1.80% is lower than the net expense ratio of its Morningstar category of 1.86%.

The Trustees reviewed the Epiphany FFV Global Ecologic Fund advisory fee of 0.80%, which is higher than its peer group average of 0.65%.  They noted the range of peer group fees was between 1.00% and 0.10% and the Trustees concluded that the Fund’s advisory fee is below the peer group average.

In reviewing the Funds’ advisory fees, the Board considered that in each case the Adviser has agreed to extend the current operating expense limitation agreement to be sure that each Fund’s expense ratio is capped at an acceptable level.  The Board concluded that each Fund’s management fees are fair and reasonable, particularly when considering the small size of certain the Funds compared to funds in their peer group.

Economies of Scale. The Trustees then considered whether there are or will be economies of scale with respect to the management of the Funds and whether there is potential for realization of any further economies of scale which may be passed along to Fund shareholders.  The Board concluded that because the Adviser is still waiving typically most, if not all, of its advisory fees, economies of scale are not a relevant consideration at this time, but noted they would be considered by the Adviser in the future.

Profitability.  As to costs incurred, no profits are being recognized by the Adviser from the Funds.  The Adviser is currently reimbursing the Funds pursuant to an Expense Limitation Agreement.  After discussing the firm’s current financial condition and outlook, the Board concluded that the Adviser has adequate resources to fulfill its responsibilities to each of the Funds under the Management Agreement, but the Adviser is not excessively profitable.

After a thorough discussion and review of all information presented, the Trustees, including the Independent Trustees, unanimously approved the renewal of the agreement for another year.

Sub-Advisory Agreement with Dana Investment Advisors.

Nature, Extent and Quality of Services. The Trustees noted that Dana is an investment management firm founded in 1980 with more than $3 billion in assets under management.  They reviewed the background information provided on the key investment personnel and were satisfied with their experience.  The Trustees assessed the sub-adviser’s infrastructure and discussed its financial conditions with representatives from the Dana, and agreed that it is well organized, with resources to provide a full complement of services to the Fund.    The Trustees noted favorably that Dana monitors compliance to the Fund’s investment limitations, and that it has not reported any material compliance or litigation issues since the last contract approval.  They noted the sub-adviser has not amended its compliance policies, and procedures, or been examined by the SEC in the last 12 months.  The Trustees concluded that the sub-adviser has a well-organized infrastructure and sufficient resources to continue to provide a level of high quality services to the Fund to the benefit of the shareholders.

Performance.  The Trustees reviewed the sub-adviser’s performance noting that it provided positive returns for the Fund, outperforming the Barclays US Intermediate Aggregate Index, Intermediate Term Bond Morningstar category average and its peer group average for the one-year period with a 0.68% return, and outperformed the benchmark for the period since inception on March 1, 2010 with returns of 3.80%, that were also in line with its peer group average of 3.87%, but lagged the Morningstar category average for the period.  The Trustees concluded that the sub-adviser had good relative performance for the one-year and since inception periods.

Fees and Expenses.  The Trustees noted that Dana currently charges an annual sub-advisory fee of 0.10% which is paid by the Adviser and had previously compared the total management fee to the Morningstar category and peer group averages for advisory fees.   The Trustees discussed the Adviser’s intention to partner with a sub-adviser that will provide high quality service as well as possessing the unique skill set required. The Trustees concluded that Dana’s sub-advisory fee was reasonable.

Economies of Scale.  The Board considered whether there will be economies of scale with respect to the management of the Fund.  The Trustees agreed that this was a Fund level issue and should be considered with respect to the Fund’s overall advisory contract and fee.

Profitability.   The Board considered the profitability analysis provided by Dana and noted no profits have yet been realized in connection with the sub-adviser’s relationship with the Fund.    They further considered that the sub-adviser receives an additional benefit from its relationship with the Fund in the form of soft dollars.  The Trustees concluded that the sub-adviser’s level of profitability from its relationship with the Fund is not excessive.

Conclusion.  Having requested and received such information from Dana as the Board believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreement, and as assisted by the advice of Counsel, the Board concluded that the nature, extent, and quality of services provided Dana were acceptable, that the sub-advisory fee is reasonable, and that renewal of the Sub-Advisory Agreement for an additional term of one year is in the best interests of the Trust and the shareholders of the FFV Strategic Income Fund.

Sub-Advisory Agreement with Ecologic Advisors.

The Board also considered the renewal of the Sub-Advisory Agreement between Trinity and Ecologic Advisors, Inc. with respect to the FFV Global Ecologic Fund.  The Board met with Frank Morris, the CEO of Ecologic Advisors, earlier in the day.  It was noted that the current agreement is not set to expire until the initial two-year term expires on September 27, 2014 and no fee or other changes are proposed.  However, the Board desired to meet with the Sub-Adviser and consider continuation or renewal of the Agreement through September 30, 2014.

Nature, Extent and Quality of Services. The Trustees noted that Ecologic Advisors is a new investment management firm registered with the SEC in 2012 which primarily manages the FFV Global Ecologic Fund.  They reviewed the background information provided on the key investment personnel and were satisfied with Mr. Morris’ business experience and commitment to responsible investing.  The Trustees assessed the sub-adviser’s infrastructure, discussed the sub-adviser’s research approach with Mr. Morris in great detail and concluded they are comfortable with his approach.  The Trustees also reviewed the financial status of the firm and relied upon Mr. Morris’ personal commitment and assurances with respect to the financial strength of the firm.  The Trustees concluded that the sub-adviser has sufficient resources to continue to provide services to the Fund to the benefit of the shareholders.

Performance.  The Trustees reviewed the sub-adviser’s performance noting the Fund provided positive returns for the period since inception.  The Trustees concluded that the time period for evaluation is extremely short, and a more meaningful analysis can be undertaken after a longer track record (with a full market cycle) is established to determine if the Fund objective  is being achieved by the sub-adviser.

Fees and Expenses.  The Trustees noted that Ecologic Advisors charges an annual sub-advisory fee of 0.40%, which is paid by Trinity from its advisory fee and noted that Ecologic Advisers has also agreed to waive its fee and reimburse certain expenses of the Fund.  The Trustees concluded that Ecologic Advisors’ sub-advisory fee was reasonable.

Economies of Scale.  The Board considered whether there will be economies of scale with respect to the management of the Fund.  The Trustees agreed that this was a Fund level issue and should be considered with respect to the Fund’s overall advisory contract and fee.

Profitability.   The Board considered the profitability analysis provided by the sub-adviser and noted the no profits have been realized in connection with the sub-adviser’s relationship with the Fund.  The Trustees concluded, therefore, that the sub-adviser’s level of profitability from its relationship with the Fund is not excessive.

Conclusion.  Having requested and received such information from the sub-adviser as the Board believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreement, and as assisted by the advice of Counsel, the Board concluded that the nature, extent, and quality of services provided by the sub-adviser were acceptable, that the sub-advisory fee is reasonable, and that the Sub-Advisory Agreement with is in the best interests of the Trust and the shareholders of the FFV Ecologic Fund.

Information Regarding Proxy Voting

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted proxies during the most recent 12-month period ended June 30, are available without charge upon request by (1) calling the Funds at (800) 320-2185 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.

Information Regarding Portfolio Holdings

The Funds file a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Funds’ first and third fiscal quarters end on July 31 and January 31. The Funds’ Form N-Q’s are available on the SEC’s website at http://sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Funds at 1-800-320-2185.

Information Regarding Statement of Additional Information

The Statement of Additional Information includes additional information about the Trustees and is available without charge upon request, by calling toll free at 1-800-320-2185.

INVESTMENT ADVISER

Trinity Fiduciary Partners LLC

106 Decker Court, Suite 226

Irving, TX  75062

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Sanville & Company

1514 Old York Road

Abington, PA  19001

LEGAL COUNSEL

Thompson Hine LLP

312 Walnut Street, 14th Floor

Cincinnati, OH  45202

CUSTODIAN

The Huntington National Bank, NA

41 South High Street

Columbus, OH  43216

TRANSFER AGENT AND FUND ACCOUNTANT

Mutual Shareholder Services

8000 Town Centre Drive, Suite 400

Broadview Heights, OH  44147

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)         The Code of Ethics is not posted on Registrant’ website.

(f)          A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)(1)ii

The board of directors of the fund has determined that the fund does not have an audit committee financial expert serving on its audit committee.

(a)(2) Not applicable.

(a)(3)   In this regard, no member of the audit committee was identified as having all of the required technical attributes identified in instruction 2 (b) to item 3 of Form N-CSR to qualify as an “audit committee financial expert,” whether through the type of specialized education or experience required by that instruction.   At this time, the board believes the experience provided by each member of the audit committee collectively offers the fund adequate oversight by its audit committee given the fund’s level of financial complexity.   The board will from time to time reexamine such belief.

Item 4. Principal Accountant Fees and Services

(a)

Audit Fees

FY 2013

$ 29,000

FY 2012

$ 29,000

(b)

Audit-Related Fees

Registrant

FY2013

$ 0

FY2012

$ 0

Nature of the fees:

Not applicable.

(c)

Tax Fees

Registrant

FY 2013

$ 7,600

FY 2012

$ 7,200

Nature of the fees:

Tax preparation and filing.

(d)

All Other Fees

Registrant

FY 2013

$ 0

FY 2012

$ 0

Nature of the fees:

Not applicable.

 (1)

Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant.  The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant.  Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)

Percentages of Services Approved by the Audit Committee

Advisor

Registrant

Audit-Related Fees:

N/A

N/A

Tax Fees:

N/A

N/A

All Other Fees:

N/A

N/A

(f)

During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Advisor

Registrant

FYE 10/31/2013

$7,600

N/A

FYE 10/31/2012

$7,200

N/A

(h)

The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.   See Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.   Not applicable to open-end investment companies.

Item 10.   Submission of Matters to a Vote of Security Holder.   None.

Item 11.  Controls and Procedures.

(a) The registrant’s president and chief financial officer concluded that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1) Code of Ethics. Filed herewith.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(b) Certification pursuant to Section 906 Certification of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)

Epiphany Funds

By (Signature and Title)

*

/s/ Samuel J. Saladino, III, President

Samuel J. Saladino, III, President

Date: January 9, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

*

/s/Samuel J. Saladino, III, President

Samuel J. Saladino, III, President

Date: January 9, 2014

By (Signature and Title)

*

/s/Nancy P. Benson

Nancy P. Benson, Treasurer

Date: January 9, 2014

* Print the name and title of each signing officer under his or her signature.